UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                       Proxy Statement Pursuant to Section
                     14(a) of the Securities Exchange Act of
                              1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [X]     Preliminary Proxy Statement
 [ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                BY RULE 14A-6(E)(2))
 [ ]     Definitive Proxy Statement
 [ ]     Definitive Additional Materials
 [ ]     Soliciting Material Pursuant to ss.240.14a-12

     (Name of Registrant as Specified In Its Charter)

                   SECURITY EQUITY FUND
               SECURITY LARGE CAP VALUE FUND
               SECURITY MID CAP GROWTH FUND
                   SECURITY INCOME FUND
                         SBL FUND

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:

          (2)     Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)     Proposed maximum aggregate value of transaction:

          (5)     Total fee paid:

 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND
                              SECURITY INCOME FUND
                                    SBL FUND

Dear Shareholder:

I am writing you on an important matter relating to the Security Global Investors family of funds (the "Funds"). On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of Security Investors, LLC, the Funds' investment manager (the "Investment Manager"), and Security Global Investors, LLC, the sub-adviser to certain Funds (the "Sub-Adviser), and certain of SBHC's affiliates entered into agreements with an investor group (the "Investors") led by Guggenheim Partners, LLC. Under the agreements, the Investors will acquire control of the Investment Manager, Sub-Adviser and affiliates. Guggenheim Partners, LLC is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision.

This transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, for legal reasons, this transaction will have the effect of terminating the Funds' investment management agreements with the Investment Manager and the sub-advisory agreement between the Investment Manager and the Sub-Adviser, as well as any other sub-advisory agreement.

Accordingly, by this joint proxy statement, we are requesting that you vote to approve substantially identical investment management agreements and, as applicable, sub-advisory agreements to take the place of the current agreements, so that the Investment Manager and, as applicable, the Sub-Adviser and any other sub-adviser may continue to manage the Funds.

A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for April 23, 2010 to vote on these matters. If you are a shareholder (or, with respect to SBL Fund, an insurance contract owner) of record of any of the Funds as of the close of business on February 24, 2010, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you, as a shareholder, have since sold those shares.

You can vote in one of [four] ways:

     o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

     o    Through the web site listed in the proxy voting instructions,

     o By telephone using the toll-free number listed in the proxy voting instructions, or

     o    In person at the shareholder meeting on April 23, 2010.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at [INSERT PROXY SOLICITOR'S TELEPHONE NUMBER].

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                               Sincerely,

                                /s/Richard M. Goldman

                               Richard M. Goldman
                               President, Chairman of the Boards of Directors


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning your investment in the Security Global Investors family of funds (the "Funds").

The proposals relate to actions that need to be taken in response to an impending change in control of Security Investors, LLC (the "Investment Manager"), the investment manager to each of the Funds, and Security Global Investors, LLC, the sub-adviser to certain Funds (the "Sub-Adviser" and, together with the Investment Manager, the "Advisers"). This change in control affects the Funds' advisory agreement with the Investment Manager and the Investment Manager's sub-advisory agreement with the Sub-Adviser.

Q. WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment manager and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Advisers, and certain of SBHC's affiliates have entered into agreements with an investor group (the "Investors") led by Guggenheim Partners, LLC, which is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. Under the agreements, the Investors will acquire control of the Advisers and affiliates (the "Transaction").

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. However, the Transaction will result in a change in control of the Advisers within the meaning of the 1940 Act. This will, in turn, result in the termination of the current investment management agreements between the Investment Manager and each of the Funds (the "Current Investment Management Agreements"). In addition, the Transaction will result in the termination of the current sub-advisory agreements between the Investment Manager and the Sub-Adviser, with respect to certain Funds (the "Current Sub-Advisory Agreements" and, together with the Current Investment Management Agreements, the "Current Agreements").

At a Special Meeting of the Boards of Directors (collectively, the "Board") of each of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund held on January 28, 2010, the Board considered and voted in favor of new investment management agreements between the Investment Manager and each of the Funds (the "New Investment Management

Agreements"), as well as new sub-advisory agreements between the Investment Manager and the Sub-Adviser, with respect to certain Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Management Agreements, the "New Agreements"), pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Investment Manager will continue to serve as investment manager to each Fund and the Sub-Adviser will continue to serve as sub-adviser to certain Funds after the completion of the Transaction. The fees charged by the Advisers for their services to the Funds under each New Agreement will be the same as their fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

Q. WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Advisers, the fees payable to the Advisers and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment management and sub-advisory services provided to each Fund, as applicable, due to the change in control.

Q. WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Investors will also acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc. and Security Distributors, Inc., which serve as the principal underwriters/distributors to the Funds, as applicable. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. In addition, the Investment Manager, which also serves as each Fund's administrator and transfer agent under separate agreements with the Funds, will continue to serve in those roles without the need for shareholder approval. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund, as applicable, due to the changes in control.

Q. WILL MY FUND'S FEES FOR INVESTMENT MANAGEMENT AND SUB-ADVISORY SERVICES INCREASE?

A. No. The fee rates under the New Agreements are identical to those under the Current Agreements.

Q. WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on April 23, 2010 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.

Q. HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously approved the New Agreements and recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board
Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q. WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund assuming that the Transaction is completed.

Q. WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, the New Investment Management Agreement and New Sub-Advisory Agreement, if applicable, must be approved by a vote of a majority of the outstanding voting securities of that Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q. IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the New Agreements.

Q. HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at [INSERT PROXY SOLICITOR'S TELEPHONE NUMBER].

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND
                              SECURITY INCOME FUND
                                    SBL FUND

                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                                [1-800-888-2461]

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of each of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund (each, a "Company" and collectively, the "Companies") and each of their respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Companies' offices at One Security Benefit Place, Topeka, Kansas 66636-0001 on April 23, 2010 at 1:00 p.m. Central Time for the purposes listed below:

------ --------------------------------------------------- -----------------------------------------------------
       PROPOSAL                                            SHAREHOLDERS SOLICITED TO VOTE
------ --------------------------------------------------- -----------------------------------------------------
1.     THE APPROVAL OF A NEW INVESTMENT MANAGEMENT         ALL FUNDS
       AGREEMENT BETWEEN EACH COMPANY AND SECURITY
       INVESTORS, LLC, WITH RESPECT TO EACH FUND
------ --------------------------------------------------- -----------------------------------------------------
2.     THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT        RYDEX | SGI ALPHA OPPORTUNITY FUND
       BETWEEN SECURITY INVESTORS, LLC AND SECURITY        RYDEX | SGI GLOBAL FUND
       GLOBAL INVESTORS, LLC, WITH RESPECT TO CERTAIN      RYDEX | SGI GLOBAL INSTITUTIONAL FUND
       FUNDS                                               SERIES D (GLOBAL SERIES)
                                                           SERIES Z (ALPHA OPPORTUNITY SERIES)

------ --------------------------------------------------- -----------------------------------------------------
3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

After careful consideration, the Board of Directors of each Company unanimously approved the New Agreements and recommends that shareholders vote "FOR" Proposal 1 and "FOR" Proposal 2.

Shareholders (or, with respect to SBL Fund, insurance contract owners) of record at the close of business on February 24, 2010 are entitled to notice of, and to vote at, the Meeting, even if you, as a shareholder, have since sold those shares.

We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Companies, or by voting in person at the Meeting.

By Order of the Boards,

/s/ Amy J. Lee

Amy J. Lee
Secretary


YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING

                                ON APRIL 23, 2010

--------------------------------------------------------------------------------
Security Equity Fund


                  Rydex | SGI All Cap Value Fund

                  Rydex | SGI Alpha Opportunity Fund

                  Rydex | SGI Global Fund

                  Rydex | SGI Global Institutional Fund

                  Rydex | SGI Large Cap Concentrated Growth Fund (formerly Rydex | SGI Select 25 Fund)

                  Rydex | SGI Large Cap Core Fund (formerly Rydex | SGI Equity
                  Fund)

                  Rydex | SGI Mid Cap Value Fund

                  Rydex | SGI Mid Cap Value Institutional Fund

                  Rydex | SGI Small Cap Growth Fund

                  Rydex | SGI Small Cap Value Fund

--------------------------------------------------------------------------------
Security Large Cap Value Fund


                  Rydex | SGI Large Cap Value Fund

                  Rydex | SGI Large Cap Value Institutional Fund

--------------------------------------------------------------------------------
Security Mid Cap Growth Fund


                  Rydex | SGI Mid Cap Growth Fund

--------------------------------------------------------------------------------
Security Income Fund


                  Rydex | SGI High Yield Fund

                  Rydex | SGI U.S. Intermediate Bond Fund

--------------------------------------------------------------------------------
SBL Fund


                  Series A (Equity Series)

                  Series B (Large Cap Value Series)

                  Series C (Money Market Series)

                  Series D (Global Series)

                  Series E (U.S. Intermediate Bond Series)

                  Series H (Enhanced Index Series)

                  Series J (Mid Cap Growth Series)

                  Series N (Managed Asset Allocation Series)

                  Series O (All Cap Value Series)

                  Series P (High Yield Series)

                  Series Q (Small Cap Value Series)

                  Series V (Mid Cap Value Series)

                  Series X (Small Cap Growth Series)

                  Series Y (Select 25 Series)

                  Series Z (Alpha Opportunity Series)

                                TABLE OF CONTENTS


OVERVIEW OF THE PROPOSALS.........................................................................................3

   Approval of New Investment Management and Sub-Advisory Agreements..............................................3
   Information Regarding the Change in Control of the Advisers....................................................3
   Section 15(f) of the 1940 Act..................................................................................5
   Approval of the New Agreements by the Board....................................................................5
   Board Considerations in Approving the New Agreements...........................................................5

PROPOSAL 1 - THE APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS.................................................9

   The Investment Manager.........................................................................................9
   Material Terms of the New Investment Management Agreements....................................................10

BOARD RECOMMENDATION ON PROPOSAL 1...............................................................................11


PROPOSAL 2 - THE APPROVAL OF NEW SUB -ADVISORY AGREEMENTS........................................................12

   Information About the Sub-Adviser.............................................................................13
   Material Terms of the New Sub-Advisory Agreements.............................................................13

BOARD RECOMMENDATION ON PROPOSAL 2...............................................................................14


OTHER BUSINESS...................................................................................................15


ADDITIONAL INFORMATION...........................................................................................15

   Administrator, Principal Underwriters and Transfer Agent......................................................15
   Other Sub-Advisers for Certain Funds..........................................................................15
   Affiliations and Affiliated Brokerage.........................................................................16
   Other Information.............................................................................................16
   Voting Information............................................................................................16
   Shareholder Proposals.........................................................................................18

APPENDICES

Appendix A       FORMS OF INVESTMENT MANAGEMENT AGREEMENTS.....................................................A-1

Appendix B       INFORMATION  REGARDING  THE  INVESTMENT  MANAGEMENT  AGREEMENTS  AND  FEES  PAID  TO  THE
                 INVESTMENT MANAGER AND DISTRIBUTOR............................................................B-1

Appendix C       DIRECTORS/MANAGERS AND OFFICERS...............................................................C-1

Appendix D-1     ADVISORY  FEE RATES OF FUNDS WITH  SIMILAR  INVESTMENT  OBJECTIVES  ADVISED  BY  SECURITY
                 INVESTORS, LLC D-1-1

Appendix D-2     ADVISORY FEE RATES OF FUNDS WITH SIMILAR  INVESTMENT  OBJECTIVES  SUB-ADVISED BY SECURITY
                 GLOBAL INVESTORS, LLC.......................................................................D-2-1

Appendix E       FORM OF SUB-ADVISORY AGREEMENT WITH SECURITY GLOBAL INVESTORS, LLC............................E-1

Appendix F       INFORMATION REGARDING THE SUB-ADVISORY AGREEMENTS AND FEES PAID TO THE SUB-ADVISER............F-1

Appendix G       OUTSTANDING SHARES............................................................................G-1

Appendix H      BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND......................................H-1

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND
                              SECURITY INCOME FUND
                                    SBL FUND

                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                                [1-800-888-2461]

                              JOINT PROXY STATEMENT
                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2010

This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Directors (collectively, the "Board") of each of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund (each, a "Company" and collectively, the "Companies"). The proxies are being solicited for use at a special joint meeting of shareholders of each Company to be held at the Companies' offices at One Security Benefit Place, Topeka, Kansas 66636-0001 on April 23, 2010 at 1:00 p.m. Central Time, and at any and all adjournments or postponements thereof (the "Meeting").

The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Companies listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") with respect to the following proposals (the "Proposals") as follows:

------ --------------------------------------------------- -----------------------------------------------------
       PROPOSAL                                            SHAREHOLDERS SOLICITED TO VOTE
------ --------------------------------------------------- -----------------------------------------------------
1.     THE APPROVAL OF A NEW INVESTMENT MANAGEMENT         ALL FUNDS
       AGREEMENT BETWEEN EACH COMPANY AND SECURITY
       INVESTORS, LLC, WITH RESPECT TO EACH FUND

------ --------------------------------------------------- -----------------------------------------------------
2.     THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT        RYDEX | SGI ALPHA OPPORTUNITY FUND
       BETWEEN THE INVESTMENT MANAGER                      RYDEX | SGI GLOBAL FUND
       AND SECURITY GLOBAL INVESTORS, LLC,                 RYDEX | SGI GLOBAL INSTITUTIONAL FUND
       WITH RESPECT TO CERTAIN FUNDS                       SERIES D (GLOBAL SERIES)
                                                           SERIES Z (ALPHA OPPORTUNITY SERIES)

------ ---------------------------------------------------------------------------------------------------------
3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [INSERT MAILING DATE].

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on February 24, 2010 (the "Record Date"). Shares of each series of SBL Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies. As such, for SBL Fund, Security Benefit Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York and Nationwide Life Insurance Company (each, an "Insurance Company" and collectively, the "Insurance Companies") are the only Fund shareholders of record. SBL Fund is soliciting voting instructions from insurance contract owners invested in each Fund in connection with the Proposals, as applicable. As such and for ease of reference, throughout this Joint Proxy Statement, insurance contract owners may be referred to as "shareholders" of a Fund.

If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at [INSERT PROXY SOLICITOR'S PHONE NUMBER].

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING
                          TO BE HELD ON APRIL 23, 2010

This Joint Proxy Statement is available at [INSERT WEBSITE ADDRESS]. In addition, with respect to Security Income Fund and SBL Fund, shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2008 or, if available, December 31, 2009, including financial reports for the fiscal years ended December 31, 2008 or, if available, December 31, 2009, and in any recent semi-annual report succeeding such annual reports, if any. With respect to Security Equity Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund, shareholders can find important information about each Fund in the Fund's annual report, dated September 30, 2009, including financial reports for the fiscal year ended September 30, 2009, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Company, or by calling the telephone number shown on the front page of this Joint Proxy Statement.

                            OVERVIEW OF THE PROPOSALS

APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Proposals relate to actions that need to be taken in response to an impending change in control of Security Investors, LLC, the investment manager to each of the Funds (the "Investment Manager"), and Security Global Investors, LLC, the sub-adviser to certain Funds (the "Sub-Adviser" and together, with the Investment Manager, the "Advisers").

The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, such as the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment manager and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

Upon completion of a transaction involving the Advisers, which is discussed in more detail below, the Funds' current investment management agreements with the Investment Manager will be terminated. In addition, the transaction will result in the termination of the current sub-advisory agreements between the Investment Manager and the Sub-Adviser, with respect to certain Funds (the "Sub-Advised Funds"). Accordingly, Proposal 1 relates to the approval by shareholders of new investment management agreements between the Investment Manager and the Funds (the "New Investment Management Agreements"). Similarly, Proposal 2 relates to the approval by shareholders of new sub-advisory agreements between the Investment Manager and the Sub-Adviser with respect to the Sub-Advised Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Management Agreements, the "New Agreements").

  FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                   "FOR" THE APPROVAL OF THE NEW AGREEMENTS.

INFORMATION REGARDING THE CHANGE IN CONTROL OF THE ADVISERS

On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Advisers, and certain of SBHC's affiliates (collectively, "SecBen") entered into agreements with Guggenheim SBC Holdings LLC ("Purchaser"), a special purpose entity managed by Guggenheim Partners, LLC ("Guggenheim"), which is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC. Under the agreements, the Purchaser will acquire control of the Advisers and affiliates (the "Transaction").

The final form of the Purchaser's controlling stake in the Advisers and affiliates will depend upon whether certain conditions are satisfied. In the Transaction, Purchaser will either receive: (a) a 100% ownership stake in Security Benefit Corporation ("SBC"), the parent company of the Advisers and affiliates (the "Purchase Transaction"); or, (b) if the Purchase Transaction is terminated for any reason other than a breach of the related agreement by the Purchaser or the failure to meet a specific closing condition relating to execution of employment agreements by certain employees of the SBC group of companies, a 100% ownership stake in SBC's asset management business, which includes the Advisers and certain affiliates (the "Contingent Asset Management Purchase and Sale").

In anticipation of the Transaction, the parties have entered into an interim recapitalization transaction in which the Purchaser has made a secured loan to SBC. Upon the closing of the Purchase Transaction, the Purchaser will make a capital contribution to SBC and the secured loan will convert into equity in SBC and SBHC will transfer all of the issued and outstanding shares of capital stock of SBC to the Purchaser. The Purchase Transaction is conditioned on the approval of a corporate restructuring called a demutualization pursuant to which the insurance policyholders who presently own SBHC are expected to receive cash payments or policy credits in connection with the cancellation of their ownership interests. In the event that the Contingent Asset Management Purchase and Sale occurs following termination of the Purchase Transaction, SBC will receive a senior unsecured note and have certain debt extinguished, and the Purchaser will receive all of the issued and outstanding membership interests of each entity in SBC's asset management business, which includes the Advisers and certain affiliates.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, the Transaction is expected to result in a "change in control" of the Advisers within the meaning of the 1940 Act. This will automatically terminate each of the current investment management or advisory agreements between the Investment Manager and the Funds (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements") and the current sub-advisory agreements between the Investment Manager and the Sub-Adviser, with respect to the Sub-Advised Funds (each, a "Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") (together, the Current Investment Management and Current Sub-Advisory Agreements are referred to as the "Current Agreements").

In addition, the Purchaser will acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc. and Security Distributors, Inc., which serve as the principal underwriters/distributors to the Funds, as applicable. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. In addition, the Investment Manager, which also serves as each Fund's administrator and transfer agent under separate agreements with the Funds, will continue to serve in those roles without the need for shareholder approval.

Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Manager and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of the members of SBHC to the extent required by applicable law in order to effect the demutualization transaction described above.

While the parties expect the Transaction to be completed by May 31, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which include interim investment management agreements and reorganization or liquidation of the Fund.

SECTION 15(F) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), SecBen and the Purchaser have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Advisers represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

At a Special Meeting of the Board held on January 28, 2010 (the "January 2010 Meeting"), at which a majority of the members of the Board (the "Directors"), including a majority of the Directors who are not "interested persons" (as defined under the 1940 Act) of the Companies and who are not interested persons of any party to the New Agreements (the "Independent Directors"), were present, the Directors considered and voted in favor of the New Agreements, pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Investment Manager and Sub-Adviser will continue to serve as investment manager and sub-adviser to each Fund, as applicable, after the completion of the Transaction. Each Adviser's rate of fees for its services to each Fund under a New Agreement, as applicable, will be the same as its fees under the Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements. As a result, in reviewing the New Agreements at the January 2010 Meeting, the Directors also considered their review of relevant materials relating to the Current Agreements at the annual renewal meeting on November 10, 2009 (the "2009 Renewal Meeting").

BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

Prior to the January 2010 Meeting, representatives of SecBen informed the Directors that it was in discussions with Guggenheim regarding a potential arrangement pursuant to which an investor group led by Guggenheim would acquire control of the Advisers and affiliates. With respect to the Transaction, the Directors reviewed materials received from SecBen and Guggenheim, including information relating to the terms of the Transaction. The Directors also reviewed information regarding Guggenheim, including, but not limited to: (a) certain representations concerning Guggenheim's financial condition; (b) information regarding Guggenheim's affiliated investment advisers; (c) information regarding Guggenheim's litigation and regulatory matters, including representations that there were no material matters; and (d) potential conflicts of interest. SecBen and Guggenheim also provided the Directors with presentations that discussed the Transaction and intentions for the business, operations and personnel of the Investment Manager and Sub-Adviser after the closing of the Transaction.

In considering the New Agreements at the January 2010 Meeting, the Directors determined that the New Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Directors, including the Independent Directors, unanimously approved the New Agreements. In reaching their decision, the Directors carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Manager and Sub-Adviser that was provided in connection with the 2009 Renewal Meeting. The Directors noted that, at the 2009 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds.

The Directors, including the Independent Directors, evaluated a number of considerations, including among others: (a) the nature, extent and quality of the services to be provided by the Investment Manager and Sub-Adviser; (b) the investment performance of the Funds, the Investment Manager and the Sub-Adviser;
(c) the costs of services provided by the Investment Manager and the profits derived by the Investment Manager from its relationship with the Funds; (d) a comparison of each Fund's expense ratios and those of similarly situated funds;
(e) benefits (such as soft dollars) to the Investment Manager, Sub-Adviser and their affiliates from their relationship with the Funds; (f) the expense limitation/fee waiver agreements between the Investment Manager and certain of the Funds; and (g) other factors the Directors deemed to be relevant. The Directors also took into account other considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. Overall, the Directors, including the Independent Directors, based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Directors concluded that the Investment Manager and Sub-Adviser are capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, their management capabilities, the professional qualifications and experience of the Investment Manager's and Sub-Adviser's portfolio managers, and the Investment Manager's investment and management oversight processes. At the January 2010 Meeting, the Directors noted that most of the key investment and management personnel of the Investment Manager and Sub-Adviser servicing the Funds are expected to remain with the Investment Manager and Sub-Adviser following the Transaction and that the services provided to the Funds by the Investment Manager and Sub-Adviser, as applicable, are not expected to materially change. The Directors also considered SecBen's and Guggenheim's representations to the Directors that the Investment Manager and Sub-Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. Based on this review, the Directors concluded that the range and quality of services provided by the Advisers to the Funds, as applicable, were expected to continue under the New Agreements at comparable levels.

The investment performance of the Funds. The Directors concluded on the basis of information supplied by Morningstar, Inc. ("Morningstar") at the 2009 Renewal Meeting that the Investment Manager and Sub-

Adviser had generally achieved investment performance that was satisfactory relative to comparable funds over trailing periods. Based on the representations made by SecBen and Guggenheim at the January 2010 Meeting that the Advisers would continue to operate following the closing of the Transaction in much the same manner as they operate today, the Directors concluded that the investment performance of the Advisers was not expected to be affected by the Transaction.

The cost of investment management and sub-advisory services provided and the level of profitability. At the 2009 Renewal Meeting, on the basis of the Directors' review of the fees to be charged by the Advisers for their services and the level of the profitability of the Advisers' relationship with each Fund under the Current Agreements, the Directors concluded that the level of the advisory fees and profitability under the Current Agreements are appropriate in light of the fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and the Advisers, as applicable. Also, at the 2009 Renewal Meeting, the Directors determined that the fees and estimated overall expense ratio of the Funds under the Current Agreements are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size based on comparative information compiled by Morningstar.

At the January 2010 Meeting, the Directors considered the fact that the fee rates payable to the Advisers would be the same under each Fund's New Agreement as they are under such Fund's Current Agreement. The Directors also noted that the Funds' applicable fee waiver/expense limitations agreements with the Investment Manager would remain in effect, if the New Agreements are approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Directors noted that it was too early to predict how the Transaction would affect the Advisers' profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Directors concluded that the fees to be paid under the Current Agreements are reasonable.

Whether the investment management fees and sub-advisory fees reflect economies of scale. The Directors had concluded at the 2009 Renewal Meeting that the fees paid under the Current Agreements appropriately reflect the current economic environment for the Advisers and the competitive nature of the mutual fund market.

The extent to which economies of scale will be realized as the Funds grow. While the Funds' fees under the Current Agreements do not reduce should Fund assets grow meaningfully, the Directors determined at the 2009 Renewal Meeting that the fees payable by the Funds reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Morningstar). The Directors noted that the fees would not change under the New Agreements and that they will have the opportunity to again review the appropriateness of the fee payable to the Advisers under the New Agreements when the next renewal of these Agreements comes before the Board. The Directors further noted Guggenheim's statement that economies of scale could not be predicted in advance of the closing of the Transaction.

Benefits (such as soft dollars) to the Advisers from their relationship with the Funds. The Directors concluded at their 2009 Renewal Meeting that other benefits described by the Advisers from their past or future relationship with the Funds, including "soft dollar" benefits in connection with brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders. In addition, the Directors also determined at the 2009 Renewal Meeting that the administration, transfer agency and fund accounting fees paid by the Funds to the Investment Manager are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Funds' operations and would remain the same under the proposed arrangements after the Transaction. The Directors also considered the terms of the Transaction and the financial benefits that it brings to the parent company of the Investment Manager and noted that those financial benefits are available, in part, because of the involvement of the Investment Manager in the Transaction. The Directors also noted that the Transaction is expected to put the Investment Manager on strong financial footing, enhancing its ability to provide continuous services to the Funds.

Other considerations. In approving the Agreements, the Directors considered information and representations made about the Guggenheim organization and its personnel and the ongoing role that Guggenheim would play with Investors. The Directors also considered representations that the Advisers, SecBen and Guggenheim would make a substantial commitment to the recruitment and retention of high quality personnel, and maintain the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Directors also noted that, although the Affiliated Service Providers will also experience a change of control as a result of the Transaction, SecBen and Guggenheim have assured the Directors that the there will be no reduction in the nature and quality of the services provided by the Affiliated Service Providers to each Fund, as applicable, as a result of the change of control. The Directors considered these representations and the financial stability the Transaction was expected to bring to the Advisers and the Affiliated Service Providers in the context of the current financial challenges facing certain SBHC affiliates. The Directors also considered representations by Guggenheim regarding additional resources that could be made available to the Advisers and the Affiliated Service Providers if beneficial to their operations.

 THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT
      SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW AGREEMENTS. UNMARKED,
               PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 1

              THE APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS
                            WITH RESPECT TO ALL FUNDS

As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Management Agreements between the Investment Manager and each of the Funds. Each Company, on behalf of its underlying Funds, has executed a Current Investment Management Agreement with the Investment Manager in connection with advisory services to such Funds. Therefore, this Joint Proxy Statement solicits proxies with respect to five separate investment management agreements (i.e., one investment management agreement for each Company). You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. Forms of the New Investment Management Agreements are attached in Appendix A.

The terms of each New Investment Management Agreement are substantially identical to those of the corresponding Current Investment Management Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Manager will continue to render substantially the same services to the Funds under the New Investment Management Agreements that it currently renders to the Funds under the Current Investment Management Agreements.

As discussed above, the Directors unanimously approved the New Investment Management Agreements and recommend the approval of the New Investment Management Agreements to shareholders. For information regarding the Board's considerations in approving the New Investment Management Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

The Current Investment Management Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Manager, the Current Investment Management Agreements will terminate. However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Manager and certain affiliates that will be controlled by the Investors; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Investment Management Agreements will not automatically terminate and will remain in effect, and the New Investment Management Agreements will not be entered into, even if they have been approved by Fund shareholders.

THE INVESTMENT MANAGER

Security Investors, LLC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, currently serves as investment manager to the Funds pursuant to the Current Investment Management Agreements. Information regarding the Current Investment Management Agreements, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Investment Manager, is provided in Appendix B. If the New Investment Management Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Investment Manager is set forth in Appendix C. A list of the

Directors and officers of each Company who hold positions with the Investment Manager also is set forth in Appendix C. In addition, set forth in Appendix D-1 is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Manager acts as investment manager, adviser or sub-adviser.

Currently, the Investment Manager is a wholly-owned subsidiary of SBC. SBC is wholly owned by SBHC, One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Investors will either receive: (a) a 100% ownership stake in SBC, the parent company of the Advisers and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Advisers and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Advisers."

MATERIAL TERMS OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

The following summary of the New Investment Management Agreements summarizes the material terms of the New Investment Management Agreements and is qualified in its entirety by reference to the New Investment Management Agreements, forms of which are attached in Appendix A.

Duties of the Investment Manager. Under the Current Investment Management Agreements and the New Investment Management Agreements (each, a "Management Agreement" and collectively, the "Management Agreements"), the Investment Manager manages the investment operations of the Funds and supervises the composition of the Funds' portfolios, including the purchase, retention and disposition of portfolio securities, subject to supervision by the Board. It is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Funds. The Investment Manager has responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. The Investment Manager bears: (a) all expenses incurred by the Investment Manager or by the Funds in connection with managing the ordinary course of the business of the Funds, other than those assumed by the Fund; and (b) the fees payable to a sub-adviser pursuant to sub-advisory agreements between the Investment Manager and any sub-advisers.

Limitation of Liability. Under each Management Agreement, so long as the Investment Manager provides a Fund the benefit of its best judgment and effort in rendering investment advisory services, the Investment Manager is not be liable for any errors of judgment or mistake of law, or for any loss arising out of any investment if the investment is made with due care and in good faith. The Investment Manager is not protected for losses arising by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its investment advisory duties.

Term and Continuance. Each Management Agreement provides for an initial term of two years from the date of implementation. Thereafter, consistent with the applicable provision of the 1940 Act, if not terminated, each Management Agreement continues in effect for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of a Company, or by the vote of holders of a majority of the outstanding voting securities of a Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting of such Directors called for the purpose of voting upon such approval.

Each Management Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either a majority of the Board or by a majority of the outstanding voting securities of the Fund, or by the Investment Manager, in each case on 60 days' written notice to the other party. Each Management Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

At the January 2010 Meeting, based on their deliberations on and evaluation of the information described above, the Directors, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Investment Management Agreements are fair and reasonable; (b) concluded that the Investment Manager's fees are reasonable in light of the services that the Investment Manager will provide to the Funds; and (c) agreed to approve the New Investment Management Agreements for an initial term of two years and to recommend the approval of the New Investment Management Agreements to shareholders.

              THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                       OF THE FUNDS VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

          THE APPROVAL OF NEW SUB -ADVISORY AGREEMENTS WITH RESPECT TO:

                       RYDEX | SGI ALPHA OPPORTUNITY FUND
                             RYDEX | SGI GLOBAL FUND
                      RYDEX | SGI GLOBAL INSTITUTIONAL FUND
                            SERIES D (GLOBAL SERIES)
                       SERIES Z (ALPHA OPPORTUNITY SERIES)

As discussed above, Proposal 2 relates to the approval by shareholders of the New Sub-Advisory Agreements between the Investment Manager and the Sub-Adviser with respect to (a) Rydex | SGI Alpha Opportunity Fund; (b) Rydex | SGI Global Fund; (c) Rydex | SGI Global Institutional Fund; (d) Series D (Global Series); and (e) Series Z (Alpha Opportunity Series). This Joint Proxy Statement solicits proxies with respect to two separate sub-advisory agreements. You are being asked to vote separately on Proposal 2 solely with respect to the Sub-Advised Fund(s) that you own. Forms of the New Sub-Advisory Agreements are attached in Appendix E.

The terms of each New Sub-Advisory Agreement are substantially identical to those of the corresponding Current Sub-Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, the Sub-Adviser will continue to render substantially the same services to the Sub-Advised Funds under the New Sub-Advisory Agreements that it currently renders to the Sub-Advised Funds under the Current Sub-Advisory Agreements.

As discussed above, the Directors unanimously approved the New Sub-Advisory Agreements and recommend the approval of the New Sub-Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Sub-Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

The Current Sub-Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Sub-Adviser, the Current Sub-Advisory Agreements will terminate. Thereafter, subject to shareholder approval, the New Sub-Advisory Agreements will go into effect.

However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Manager and certain affiliates that will be controlled by the Investors; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Sub-Advisory Agreements will not automatically terminate and will remain in effect, and the New Sub-Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

The Investment Manager and the Funds have received an order from the SEC that permits them to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval, except when the sub-adviser is affiliated with the Investment Manager. Since the Sub-Adviser is affiliated with the Investment Manager, shareholder approval is required to approve the New Sub-Advisory Agreements.

The effectiveness of Proposal 2 is also contingent on the approval of Proposal 1 by shareholders of the corresponding Sub-Advised Funds.

INFORMATION ABOUT THE SUB-ADVISER

Security Global Investors, LLC, located at 801 Montgomery Street, 2nd Floor, San Francisco, CA 94133-5164, currently serves as sub-adviser to the Sub-Advised Funds pursuant to the Current Sub-Advisory Agreements. Information regarding the Current Sub-Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Sub-Adviser, is provided in Appendix F. If the New Sub-Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Sub-Adviser is set forth in Appendix C. A list of the Directors and officers of each Company who hold positions with the Sub-Adviser also is set forth in Appendix C. In addition, set forth in Appendix D-2 is a list of other registered investment companies with similar investment objectives as each Sub-Advised Fund, for which the Sub-Adviser acts as investment manager, adviser or sub-adviser.

Currently, the Sub-Adviser is a wholly-owned subsidiary of SBC. SBC is a wholly-owned subsidiary of SBHC, located at One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Investors will either receive: (a) a 100% ownership stake in SBC, the parent company of the Advisers and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Advisers and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Advisers."

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

The following summary of the New Sub-Advisory Agreements between the Investment Manager and Sub-Adviser summarizes their material terms and is qualified in its entirety by reference to such New Sub-Advisory Agreements, forms of which are attached in Appendix F.

Duties of the Sub-Adviser. Under the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, each between the Investment Manager and Sub-Adviser (collectively, the "Sub-Advisory Agreements"), the Sub-Adviser, subject to the supervision of the Investment Manager and the Board, is responsible for managing a Sub-Advised Fund's assets (or a portion thereof, as applicable), including making investment decisions and placing orders to purchase and sell securities for the Sub-Advised Fund, all in accordance with the investment objective and policies of the Sub-Advised Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, the Sub-Adviser will also maintain, and provide the Investment Manager with, all books and records relating to the transactions it executes or that are otherwise required, and render to a Sub-Advised Fund and the Investment Manager such periodic and special reports at any time upon reasonable request.

Limitation of Liability. The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or breach of its duties thereunder, the Sub-Adviser will not be liable for any act or omission in connection with its activities as sub-adviser to the Sub-Advised Funds.

Term and Continuance. Under their terms, the Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and, consistent with the applicable provision of the 1940 Act, will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a Sub-Advised Fund, as well as by a majority of the Independent Directors by vote cast in person at a meeting called for that purpose. However, the Sub-Advisory Agreements may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of a majority of the Board, by vote of a majority of the outstanding shares of a Sub-Advised Fund, or by the Investment Manager. The Investment Manager may terminate a Sub-Advisory Agreement upon breach by the Sub-Adviser of its representations or warranties, which shall not have been cured within 20 days of receipt of written notice of such breach, or the Sub-Adviser becoming unable to discharge its duties and obligations under such Sub-Advisory Agreement. Additionally, each New Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Management Agreement. The Sub-Adviser may terminate a Sub-Advisory Agreement with respect to a Sub-Advised Fund on 120 days' written notice to the Investment Manager and the corresponding Fund.

                       BOARD RECOMMENDATION ON PROPOSAL 2

At the January 2010 Meeting, based on their deliberations on and evaluation of the information described above, the Directors, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Sub-Advisory Agreements are fair and reasonable; (b) concluded that the Sub-Adviser's fees are reasonable in light of the services that the Sub-Adviser will provide to the Sub-Advised Funds; and (c) agreed to approve the New Sub-Advisory Agreements for an initial term of two years and to recommend the approval of the New Sub-Advisory Agreements to shareholders.

              THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                 OF THE SUB-ADVISED FUNDS VOTE "FOR" PROPOSAL 2

                                 OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITERS AND TRANSFER AGENT

The Investment Manager also serves as each Fund's administrator and transfer agent. The principal underwriter/distributor of each of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund is Rydex Distributors, Inc. ("Rydex Distributors"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, an affiliate of the Advisers. Another affiliate of the Advisers, Security Distributors, Inc. ("Security Distributors"), located at One Security Benefit Place, Topeka, Kansas 66636, also serves as principal underwriter/distributor of SBL Fund. Information regarding the fees paid by each Fund to the Investment Manager for administrative and transfer agent services during the previous fiscal year is provided in Appendix B. Information regarding the fees paid by each Fund to Rydex Distributors and/or Security Distributors (or any predecessor affiliated distributor), as applicable, during the previous fiscal year also is provided in Appendix B.

Although the Investors will acquire control of the Affiliated Service Providers as a result of the Transaction, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. In addition, the Investment Manager, which also serves as each Fund's administrator and transfer agent under separate agreements with the Funds, will continue to serve the Funds in those roles without shareholder approval. The Directors have been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund, as applicable, due to the changes in control.

OTHER SUB-ADVISERS FOR CERTAIN FUNDS

Mainstream Investment Advisers, LLC ("Mainstream"), 101 West Spring Street, New Albany, Indiana 47150, is currently the sub-adviser to Rydex | SGI Alpha Opportunity Fund and Series Z (Alpha Opportunity Series). Northern Trust Investments, N.A. ("Northern Trust"), 50 South LaSalle Street, Chicago, Illinois 60603, is currently the sub-adviser to Series H (Enhanced Index Series). T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is currently the sub-adviser to Series N (Managed Asset Allocation Series).

The Investment Manager and the Funds have received an order from the SEC that permits them to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval, except when the sub-adviser is affiliated with the Investment Manager. As a result, although the sub-advisory agreements with Mainstream, Northern Trust and T. Rowe Price will be terminated upon completion of the Transaction, shareholder approval of the new sub-advisory agreements with Mainstream, Northern Trust and T. Rowe Price is not required under the SEC exemptive order. At the January 2010 Meeting, the Directors have unanimously approved the new sub-advisory agreements with Mainstream, Northern Trust and T. Rowe Price.

AFFILIATIONS AND AFFILIATED BROKERAGE

During the Funds' most recent fiscal years, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Manager or the Sub-Adviser, or affiliated persons of such persons ("Affiliated Brokers").

OTHER INFORMATION

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about [INSERT MAILING DATE], but proxies may also be solicited by telephone and/or in person by representatives of the Companies, regular employees of the Investment Manager or Sub-Adviser, their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SecBen and/or the Investors. The estimated cost of retaining The Altman Group is approximately $[o].

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. With respect to SBL Fund, the number of shares of each Fund as to which voting instructions may be given to the Company is determined by dividing the amount of the shareholder's variable contract account value attributable to a Fund on the Record Date by the net asset value per share of the Fund as of the same date. Fractional votes will be counted.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix G, representing the same number of votes for each of such Funds. The persons (or, with respect to SBL Fund, the Insurance Companies) who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix H. [As of the Record Date, the Directors and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of the Record Date, there were no persons who were known to control each Fund.]

With respect to SBL Fund, Insurance Companies that use shares of a Fund as funding media for their variable annuity contracts and variable life policies will vote shares of the Fund held by their separate accounts in accordance with the instructions received from owners of the variable insurance contracts. An Insurance Company also will vote shares of a Fund held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An Insurance Company whose separate account invests in a Fund will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of owners of variable annuity contracts and variable life policies could determine the outcome of the vote if other owners fail to vote.

More than 50% of a Fund's shares, represented in person or by proxy, will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to the Fund. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve Proposal 1 and/or Proposal 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote "FOR" Proposal 1 and "FOR" Proposal 2 in favor of an adjournment of the Meeting, and will vote those proxies required to be voted "AGAINST" Proposals 1 and 2 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" Proposal 1 and "FOR" Proposal 2. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of a Company prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposal 1 and Proposal 2 requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1 and Proposal 2.

The Current Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Advisers, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. As discussed in the section above entitled "Information Regarding the Change in Control of the Advisers," completion of the Transaction will be subject to certain closing conditions. As a result, if for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 and/or Proposal 2 are not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options.

In a separate Proxy Statement/Prospectus, shareholders of SBL Fund, Series H are being asked to approve a Plan of Reorganization relating to the reorganization of SBL Fund, Series H into SBL Fund, Series A (the "Reorganization"). However, the consummation of the Reorganization is contingent upon approval by shareholders of SBL Fund, Series H and SBL Fund, Series A of Proposal 1 contained in this Joint Proxy Statement, if such shareholder vote on Proposal 1 takes place. Thus, upon approval by shareholders of SBL Fund, Series H of the Reorganization and if a vote on Proposal 1 contained in this Joint Proxy Statement takes place, the Reorganization will be consummated only if shareholders of both SBL Fund, Series H and SBL Fund, Series A approve Proposal 1.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Companies of their desire to receive multiple copies of the shareholder reports and proxy statements that the Companies send. If you would like to receive an additional copy, please contact the Companies by writing to the Companies' address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. A Company will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Company's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

SHAREHOLDER PROPOSALS

As a general matter, each Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of a Company, One Security Benefit Place, Topeka, Kansas 66636-0001.

Proposals must be received a reasonable time before the Companies begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.



                                            By Order of the Boards of Directors,

                                            Sincerely,

                                            /s/Richard M. Goldman

                                            Richard M. Goldman
                                            President, Chairman of the
                                            Boards of Directors

                                   APPENDIX A

                    FORMS OF INVESTMENT MANAGEMENT AGREEMENTS

                         INVESTMENT MANAGEMENT AGREEMENT

This Agreement, made and entered into this [ ] day of [ ], 2010 by and between SECURITY EQUITY FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Adviser").

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Adviser is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

     1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. The Adviser agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus(es) of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

          The Adviser hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

     2.   ALLOCATION OF EXPENSES AND CHARGES.

     (a) EXPENSES OF THE ADVISER. The Adviser shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

     (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse the Adviser for the payment of the following described expenses of the Fund whether or not billed to the Fund, the Adviser or any related entity:

          (i)  brokerage fees and commissions;

          (ii) taxes;

          (iii)interest expenses;

          (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

          (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

               and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, the Adviser or any related entity.

     (c) EXPENSE CAP. For each of the Fund's full fiscal years that this Agreement remains in force, the Adviser agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), brokerage fees and commissions, and 12b-1 fees paid under a Fund's Class A, Class B or Class C Distribution Plans, but inclusive of the Adviser's compensation, exceeds the amount set forth below (the "Expense Cap"), the Adviser shall contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series shall not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

                                   EXPENSE CAP
                 Large Cap Concentrated Growth Series, Class A, B and C - 1.75%

3.       COMPENSATION OF THE ADVISER.

     (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series, Global Institutional Fund and Small Cap Value Series, for each of the years this Agreement is in effect, each of the foregoing shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Large Cap Core Series, All Cap Growth Series, Large Cap Concentrated Growth Series and Mid Cap Value Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Growth Series, for each of the years this Agreement is in effect, Small Cap Growth Series shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to All Cap Value Series for each of the years this Agreement is in effect, the All Cap Value Series shall pay the Adviser an annual fee equal to 0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series for each of the years this Agreement is in effect, the Alpha Opportunity Series shall pay the Adviser an annual fee equal to 1.25% of its average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

     (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

4.       INVESTMENT ADVISORY DUTIES.

     (a) INVESTMENT ADVICE. The Adviser shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Adviser to the Fund under this Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended. The Adviser shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

     (b) SUBADVISERS. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, the Adviser is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Adviser. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Adviser may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected series.

     (c)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

          (i) Transactions in portfolio securities shall be effected by the Adviser, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as the Adviser shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

          (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Adviser may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

          (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus(es) or Statement(s) of Additional Information, the Adviser is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Adviser. Such allocations shall be in such amounts and proportions as the Adviser may determine. If the transaction is directed to a broker providing brokerage and research services to the Adviser, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to all accounts as to which it now or hereafter exercises investment discretion For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

          (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

          (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Adviser, better price or execution can be obtained by utilizing the services of a broker.

     (d) LIMITATION OF LIABILITY OF THE ADVISER WITH RESPECT TO RENDERING INVESTMENT ADVISORY SERVICES. So long as the Adviser shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, the Adviser shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4. As used in this Section 4, the "Adviser" shall include directors, officers and employees of the Adviser, as well as the Adviser itself.

5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for their own accounts or for the accounts of others for whom they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Adviser acts as investment adviser to other investment companies, and it expressly consents to the Adviser acting as such; provided, however, that if in the opinion of the Adviser, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus(es) which would require a change in the Adviser's obligations hereunder shall be subject to the Adviser's approval, which shall not be unreasonably withheld.

7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval.

     In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund.

     Upon this Agreement becoming effective, any previous Agreement between the Fund and the Adviser providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

     This Agreement may be terminated at any time as to any series of the Fund without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the applicable series of the Fund, or by the Adviser, in each case on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                    SECURITY EQUITY FUND


                                    By:
                                         ---------------------------------------
                                             Name:    Richard M. Goldman
                                             Title:   President


ATTEST:


---------------------------------------
Name:    Amy J. Lee
Title:   Secretary


                                    SECURITY INVESTORS, LLC


                                    By:
                                         ---------------------------------------
                                             Name:    Richard M. Goldman
                                             Title:   President
ATTEST:


---------------------------------------
Name:    Amy J. Lee
Title:   Secretary

                         INVESTMENT MANAGEMENT AGREEMENT

This Agreement, made and entered into as of [ ], by and between SECURITY LARGE CAP VALUE FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a limited liability company (hereinafter referred to as the "Adviser").

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Fund is authorized to issue shares of capital stock in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund currently offers shares in two separate series, including the Large Cap Value Series and the Large Cap Value Institutional Series, such series together with all other series subsequently established by the Fund with respect to which the Fund desires to retain the Adviser to render investment advisory services hereunder and with respect to which the Adviser is willing so to do, being herein collectively referred to as the "Series"; and

WHEREAS, the Adviser is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

     1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. The Adviser agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus(es) of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

          The Adviser hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

     2.   ALLOCATION OF EXPENSES AND CHARGES.

          (a) EXPENSES OF THE ADVISER. The Adviser shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

          (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse the Adviser for the payment of the following described expenses of the Fund whether or not billed to the Fund, the Adviser or any related entity;

               (i)  brokerage fees and commissions;
               (ii) taxes;
               (iii) interest expenses;
               (iv) any extraordinary expenses approved by the Board of
                    Directors of the Fund; and
               (v) distribution feespaid under the Fund's Class A, Class B and Class C Distribution Plans;

               and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, the Adviser or any related entity.

3.       COMPENSATION OF THE ADVISER.

          (a) As compensation for the investment advisory services to be rendered by the Adviser to the Fund for each of the years this Agreement is in effect, the Fund shall pay the Adviser an annual fee equal to 0.65% of the Fund's average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's Prospectus(es).

          (b) For each of the Fund's fiscal years that this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), distribution fees paid by the Fund under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund shall not be deemed to be expenses within the meaning of this paragraph (b).

4.       INVESTMENT ADVISORY DUTIES.

          (a) INVESTMENT ADVICE. The Adviser shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Adviser to the Fund under this Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statement of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended The Adviser shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

          (b) SUBADVISERS. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, the Adviser is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets assigned to that Subadviser by the Adviser. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Adviser may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected series.

(c)      PORTFOLIO TRANSACTIONS AND BROKERAGE.

               (i) Transactions in portfolio securities shall be effected by the Adviser, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as the Adviser shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

               (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Adviser may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

               (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus(es) or Statement(s) of Additional Information, the Adviser is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Adviser. Such allocations shall be in such amounts and proportions as the Adviser may determine. If the transaction is directed to a broker providing brokerage and research services to the Adviser, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

               (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

               (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Adviser, better price or execution can be obtained by utilizing the services of a broker.

     (d) LIMITATION OF LIABILITY OF THE ADVISER WITH RESPECT TO RENDERING INVESTMENT ADVISORY SERVICES. So long as the Adviser shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, the Adviser shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained, however, shall be construed to protect the Adviser against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4. As used in this Section 4, "the Adviser" shall include directors, officers and employees of the Adviser, as well as the Adviser itself.

5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Adviser acts as investment adviser to other investment companies, and it expressly consents to the Adviser acting as such; provided, however, that if in the opinion of the Adviser, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in the Adviser's obligations hereunder shall be subject to the Adviser's approval, which shall not be unreasonably withheld.

7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of the majority of the entire Board of Directors of the Fund, and the vote of the majority of those directors who are not parties to this Agreement or interested persons (as such terms are defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of a majority of those directors who are not parties to this Agreement or interested persons (as such terms are defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Upon this Agreement becoming effective, any previous Agreement between the Fund and the Adviser providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

     This Agreement may be terminated at any time without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on this [ ] day of [ ], 2010.

                                        SECURITY LARGE CAP VALUE FUND


                                        By:
                                             -----------------------------------
                                                 Name:    Richard M. Goldman
                                                 Title:   President


ATTEST:


-----------------------------------
Name:    Amy J. Lee
Title:   Secretary

                                        SECURITY INVESTORS, LLC


                                        By:
                                                 -------------------------------
                                                 Name:    Richard M. Goldman
                                                 Title:   President


ATTEST:


-----------------------------------
Name:    Amy J. Lee
Title:   Secretary

                         INVESTMENT MANAGEMENT AGREEMENT

This Agreement, made and entered into as of this [ ] day of [ ], 2010, by and between SECURITY MID CAP GROWTH FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a limited liability company (hereinafter referred to as "SI") .

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, SI is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

1. EMPLOYMENT OF SI. The Fund hereby employs SI to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. SI agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

     SI hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

2.   ALLOCATION OF EXPENSES AND CHARGES.

     (a) EXPENSES OF SI. SI shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

     (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SI for the payment of the following described expenses of the Fund whether or not billed to the Fund, SI or any related entity;

          (i)  brokerage fees and commissions;

          (ii) taxes;

          (iii)interest expenses;

          (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

          (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

          and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, SI or any related entity.

3.   COMPENSATION OF SI.

     (a) As compensation for the investment advisory services to be rendered by SI to the Fund for each of the years this Agreement is in effect, the Fund shall pay SI an annual fee equal to 0.75% of the Fund's average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SI's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     (b) For each of the Fund's fiscal years that this Agreement remains in force, SI agrees that if total annual expenses of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of SI's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, SI will contribute to the Fund such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund shall not be deemed to be expenses within the meaning of this paragraph (b).

4.       INVESTMENT ADVISORY DUTIES.

     (a) INVESTMENT ADVICE. SI shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by SI to the Fund under this Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statement of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended SI shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

     (b) SUBADVISERS. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, SI is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to the

          Fund, or any series thereof. Each Subadviser shall have investment discretion with respect to the assets assigned to that Subadviser by SI. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, SI may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the Fund, or series thereof as applicable.

     (c)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

          (i) Transactions in portfolio securities shall be effected by SI, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as SI shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

          (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, SI may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

          (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus or Statement of Additional Information, SI is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to SI. Such allocations shall be in such amounts and proportions as SI may determine. If the transaction is directed to a broker providing brokerage and research services to SI, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if SI shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of SI with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

          (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, SI shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

          (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of SI, better price or execution can be obtained by utilizing the services of a broker.

     (d) LIMITATION OF LIABILITY OF SI WITH RESPECT TO RENDERING INVESTMENT ADVISORY SERVICES. So long as SI shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, SI shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained, however, shall be construed to protect SI against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4 As used in this Section 4, "SI" shall include directors, officers and employees of SI, as well as SI itself.

5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent SI or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict SI or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that SI expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that SI acts as investment adviser to other investment companies, and it expressly consents to SI acting as such; provided, however, that if in the opinion of SI, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in SI's obligations hereunder shall be subject to SI's approval, which shall not be unreasonably withheld.

7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to the Fund for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of the majority of the entire Board of Directors of the Fund, and the vote of the majority of those directors who are not parties to this Agreement or interested persons (as such terms are defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     Upon this Agreement becoming effective, any previous Agreement between the Fund and SI providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

     This Agreement may be terminated at any time without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the Fund, or by SI, in each case on sixty (60) days' written notice to the other party This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                     SECURITY MID CAP GROWTH FUND


                                     By:
                                          --------------------------------------
                                     Name: Richard M. Goldman
                                     Title:   President


ATTEST:


--------------------------------------
Name: Amy J.Lee
Title: Secretary


                                     SECURITY INVESTORS, LLC


                                     By:
                                          --------------------------------------
                                     Name:    Richard M. Goldman
                                     Title:   President


ATTEST:


--------------------------------------
Name: Amy J. Lee
Title: Secretary

                          INVESTMENT ADVISORY CONTRACT

THIS AGREEMENT, made and entered into this [ ] day of [ ] 2010, between SECURITY INCOME FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company").

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, the Fund is authorized to issue shares of capital stock in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund currently offers shares in two separate series, the Intermediate Bond Series and the High Yield Series, such series together with all other series subsequently established by the Fund with respect to which the Fund desires to retain the Management Company to render investment advisory services hereunder and with respect to which the Management Company is willing so to do, being herein collectively referred to as the "Series"; and

WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. Employment of Management Company. The Fund hereby employs the Management Company to act as investment adviser to each Series of the Fund with respect to the investment of its assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Series of the Fund, subject always to the supervision of the Board of Directors of the Fund, during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

         In the event the Fund establishes additional series with respect to which it desires to retain the Management Company to render investment advisory services hereunder, it shall notify the Management Company in writing. If the Management Company is willing to render such services it shall notify the Fund in writing, whereupon such series shall become a Series subject to the terms and conditions hereunder, and to such amended or additional provisions as shall be specifically agreed to by the Fund and the Management Company in accordance with applicable law.

2.       Investment Advisory Duties.

          (a) The Management Company shall regularly provide each Series of the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend that securities shall be purchased and sold and what portion of the assets of each Series shall be held uninvested and shall arrange for the purchase of securities and other investments for and the sale of securities and other investments held in the portfolio of each Series. All investment advice furnished by the Management Company to each Series under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Directors (and any duly appointed committee thereof) with regard to the foregoing matters and the general conduct of the Fund's business.

          (b) Subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers (each a "Sub-adviser") to provide investment advisory services to any Series of the Fund. Each Sub-adviser shall have investment discretion with respect to the assets of the Series assigned to that Sub-adviser by the Management Company. The Management Company shall not be responsible or liable with respect to any investment decision made by a Sub-adviser, whether such decision be to purchase, sell or hold such investment. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Investment Manager may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

3.   Portfolio Transactions and Brokerage.

          (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

          (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change in portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

          (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus or statement of additional information, the Management Company is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the

               Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If the transaction is directed to a broker providing brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

          (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

          (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained in utilizing the services of a broker.

4. Allocation of Expenses and Charges. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. The Management Company will also provide the Fund with a president, a chief financial officer, and a secretary, subject to the approval of the Board of Directors, and will pay the salaries and expenses of such officers of the Fund who are also directors, officer or employees of the Management Company.

     Other than as specifically indicated in the preceding sentences, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder;

     expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements or additional information, notices and distributions to stockholders; costs of stationery; costs of stockholder and other meetings; expenses of maintaining the Fund's corporate existence; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and directors.

5.   Compensation of Management Company.

     (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to 0.60 percent of the average daily net assets of High Yield Series and 0.50 percent of the average daily net assets of Intermediate Bond Series.. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if the total annual expenses of each Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees paid under the Fund's Class B and Class C Distribution Plans, but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses with the meaning of this paragraph (b).

6. Management Company Not to Receive Commissions. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Management Company nor any officer or director of the Management Company shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Management Company, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash, credits, commissions or tender fees from any person in connection with transactions in the Fund's portfolio securities (including but not limited to the tender or delivery of any securities held in the Fund's portfolio), the Management company shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Management Company.

7. Limitation of Liability of Management Company. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

8. Other Activities Not Restricted. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if in the opinion of the Management Company, particular securities are consistent with the investment objectives of and are desirable purchases or sales for the portfolios of one or more Series and one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

9. Duration and Termination of Agreement. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Advisory Contract, it will be continued for that series even though the Advisory Contract is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

     This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, upon 60 days' written notice to the other party.

     This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective corporate officers thereto duly authorized on the day, month and year first above written.


                                       SECURITY EQUITY FUND


                                       By:
                                                --------------------------------
                                                Name:    Richard M. Goldman
                                                Title:   President


ATTEST:

--------------------------------
Name:    Amy J. Lee
Title:   Secretary


                                       SECURITY INVESTORS, LLC


                                       By:
                                            ------------------------------------
                                                Name:    Richard M. Goldman
                                                Title:   President


ATTEST:

--------------------------------
Name:    Amy J. Lee
Title:   Secretary

                          INVESTMENT ADVISORY CONTRACT

THIS AGREEMENT, made and entered into this [ ] day of [ ], 2010, by and between SBL FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company").

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

     1. EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the Management Company to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the board of directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

     2.   INVESTMENT ADVISORY DUTIES.

          (a) The Management Company shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend what securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and shall arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Management Company to the Fund under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the board of directors of the Fund (and any duly appointed committee thereof) in regard to the foregoing matters and the general conduct of the Fund's business.

          (b) Subject to the provisions of the Investment Company Act of 1940 and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory

               Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Management Company. Consistent with the provisions of the Investment Company Act of 1940 and any applicable exemption thereto, the Management Company may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the effected series.

     3.   PORTFOLIO TRANSACTIONS AND BROKERAGE.

          (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

          (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital to be required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

          (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus, the Management Company is authorized to direct the execution of the portfolio transactions of the Fund to brokers who furnish investment information or research services to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If a transaction is directed to a broker supplying brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28 (e)(3) of the Securities Exchange Act of 1934, as amended.

          (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

          (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained by utilizing the services of a broker.

4. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. Other than as specifically indicated in the preceding sentence, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; board of directors' fees; legal, auditing and accounting expenses; broker's commissions; taxes and governmental fees; membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses (including clerical expenses) of issue, sale or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of such capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the "Blue Sky" laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing and distributing reports, proxy statements, notices and distributions to stockholders; costs of stationery; expenses of printing prospectuses; costs of stockholder and other meetings; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and the members of its board of directors.

5.   COMPENSATION OF MANAGEMENT COMPANY.

     (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Series shall pay the Management Company an annual fee computed on a daily basis equal to 0.50 percent of the average daily closing value of the net assets of Series C of the Fund, 0.65 percent of the average daily closing value of the net assets of Series B of the Fund, 0.70 percent of the average daily closing value of the net assets of Series O, 0.75 percent of the average daily closing value of the net assets of Series A, Series E, Series H, Series J, Series P, Series V, and Series Y of the Fund, 0.85 percent of the average daily closing value of the net assets of Series X, 0.95 percent of the average daily closing value of the net assets of Series Q, 1.00 percent of the average daily closing value of the net assets of Series D, and Series N, and 1.25 percent of the average daily closing value of the net assets of Series Z of the Fund. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund, exclusive of interest and taxes and extraordinary expenses (such as litigation), but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or to waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

     (c) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), and brokerage fees and commissions, but inclusive of the Management Company's compensation, exceeds the amount set forth below (the "Expense Cap"), the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

                                   EXPENSE CAP

                                Series H -- 1.75%
                                Series Y -- 1.75%

6. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. As used in this Section 6, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

7. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if securities of one issuer are purchased or sold, the purchase or sale of such securities is consistent with the investment objectives of, and, in the opinion of the Management Company, such securities are desirable purchases or sales for the portfolios of the Fund and one or more of such other investment companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

8. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each Series of the Fund (as defined in the 1940 Act) and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, in each case upon 60 days' written notice to the other party.

This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                    SBL FUND


                                    By:
                                         ---------------------------------------
                                    Name:    Richard M. Goldman
                                    Title:   President

ATTEST:


---------------------------------------
Name:    Amy J. Lee
Title:   Secretary




                                    SECURITY INVESTORS, LLC


                                    By:
                                         ---------------------------------------
                                    Name:    Richard M. Goldman
                                    Title:   President


ATTEST:


---------------------------------------
Name:    Amy J. Lee
Title:   Secretary

                                   APPENDIX B

       INFORMATION REGARDING THE INVESTMENT MANAGEMENT AGREEMENTS AND FEES
                 PAID TO THE INVESTMENT MANAGER AND DISTRIBUTOR

Security Investors, LLC (the "Investment Manager") currently serves as investment manager to all series (collectively, the "Funds") of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund (collectively, the "Companies") pursuant to investment management agreements between each of the Companies, on behalf of its series, and the Investment Manager. The Investment Manager also serves as the administrator and transfer agent for the Funds. Rydex Distributors, Inc. ("RDI") and Security Distributors, Inc. ("SDI" and, together with RDI, the "Distributors") serve as principal underwriters to the Funds, as applicable. The table below and its accompanying footnotes provide the following information:

(i)      the date of each investment management agreement;

(ii) the date on which each Fund's shareholders last approved the Fund's investment management agreement;

(iii) the annual rate of management fees paid by each Fund to the Investment Manager, stated as a percentage of that Fund's average daily net assets;

(iv) the Investment Manager's expense limits for certain Funds (determined as a percentage of each Fund's average daily net assets and including distribution fees but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, or extraordinary expenses) effective until (a) January 31, 2011 for certain series of Security Equity Fund and Security Large Cap Value Fund and (b) April 30, 2011 for certain series of Security Income Fund and SBL Fund.

(v) the aggregate amount of management fees paid by each Fund to the Investment Manager, as well as fee waivers/reimbursements from the Investment Manager, for the Fund's fiscal year ended September 30, 2009 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2008 for series of Security Income Fund and SBL Fund;

(vi) the amount of administrative service fees paid by each Fund to the Investment Manager for the Investment Manager's services as the administrative agent for the Fund during the Fund's fiscal year ended September 30, 2009 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2008 for series of Security Income Fund and SBL Fund;

(vii) the amount of transfer agency service fees paid by each Fund to the Investment Manager for the Investment Manager's services as the transfer agent for the Fund during the Fund's fiscal year ended September 30, 2009 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2008 for series of Security Income Fund and SBL Fund; and

(viii) the amount of distribution fees, as applicable, paid by each Fund to RDI and SDI, each an affiliate of the Investment Manager, for each Distributor's services as principal underwriter to the Fund pursuant to the Fund's distribution agreement with each Distributor during the Fund's fiscal year ended September 30, 2009 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2008 for series of Security Income Fund and SBL Fund. Prior to March 16, 2009, SDI served as the sole principal underwriter for series of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and Security Income Fund. Effective March 16, 2009, SDI and RDI served as co-principal underwriters for those Funds and, effective October 16, 2009, RDI began serving as the sole principal underwriter for those Funds. Effective January 1, 2010, SDI and RDI serve as co-principal underwriters for series of SBL Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TRANSFER     DISTRI-
   COMPANIES AND FUND  DATE OF LAST  MANAGEMENT    EXPENSE        MANAGEMENT  MANAGEMENT FEES ADMINISTRATIVE    AGENCY    UTION FEES
                        SHAREHOLDER    FEES         LIMITS          FEES       WAIVED BY AND   SERVICE FEES  SERVICE FEES   PAID TO
                         APPROVAL                                  PAID TO     REIMBURSEMENTS     PAID TO    FEES PAID TO   RDI/SDI
                                                                 INVESTMENT   FROM INVESTMENT   INVESTMENT   INVESTMENT
                                                                   MANAGER        MANAGER         MANAGER      MANAGER
------------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI All Cap         [ ]       0.70%     Class A: 1.27%        $6,241       $56,488          $1,553         $977       $3,624
Value Fund                                      Class C: 2.02%
                                                Institutional
                                                 Class: 1.02%
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Alpha           [ ]       1.25%     Class A: 2.11%      $239,679      $360,351         $44,418     $103,234      $76,113
Opportunity Fund                                Class B: 2.86%
                                                Class C: 2.86%
                                                Institutional
                                                 Class: 1.86%
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Global Fund     [ ]       1.00%          None           $950,941         None         $146,768     $279,019     $247,813
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Global          [ ]       1.00%          1.00%           $54,932       $88,806         $12,913         $350        None
Institutional Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large Cap       [ ]       0.75%     Class A: 1.35%      $227,777      $208,564         $29,040     $210,211     $148,659
Concentrated Growth                             Class B: 2.10%
Fund (formerly Rydex |                          Class C: 2.10%
SGI Select 25 Fund)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large Cap       [ ]       0.75%          None         $1,232,832         None         $156,586     $460,788     $482,294
Core Fund (formerly
Rydex | SGI
Equity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Mid Cap         [ ]     1.00% for the    None         $6,087,439         None         $708,652   $1,795,195   $2,929,464
Value Fund                           first $200
                                    million and
                                       0.75%
                                     thereafter
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TRANSFER     DISTRI-
   COMPANIES AND FUND  DATE OF LAST  MANAGEMENT    EXPENSE        MANAGEMENT  MANAGEMENT FEES ADMINISTRATIVE    AGENCY   BUTION FEES
                        SHAREHOLDER    FEES         LIMITS          FEES       WAIVED BY AND   SERVICE FEES  SERVICE FEES   PAID TO
                         APPROVAL                                  PAID TO     REIMBURSEMENTS     PAID TO    FEES PAID TO   RDI/SDI
                                                                 INVESTMENT   FROM INVESTMENT   INVESTMENT   INVESTMENT
                                                                   MANAGER        MANAGER         MANAGER      MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Mid Cap         [ ]       0.75%            0.90%        $661,755       $56,387         $84,343      $39,724        None
Value Institutional
Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Small Cap       [ ]       0.85%            None         $104,632        $8,423         $25,000      $92,540      $54,502
Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Small Cap       [ ]       1.00%      Class A: 1.30%      $18,673       $68,867          $2,573       $2,723       $6,965
Value Fund                                       Class C: 2.05%
                                                 Institutional
                                                  Class: 1.05%
------------------------------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP
VALUE FUND(2)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large Cap       [ ]       0.65%     Class A: 1.15%      $312,763      $216,463         $45,884     $221,025     $130,999
Value Fund                                      Class B: 1.90%
                                                Class C: 1.90%
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Large Cap       [ ]       0.65%            0.96%         $17,758       $38,034          $2,476         $377        None
Value Institutional
Fund
------------------------------------------------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH
FUND(3)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI Mid Cap         [ ]       0.75%            None         $508,100         None          $64,752     $334,742     $250,109
Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
SECURITY INCOME FUND(4)
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI High Yield      [ ]       0.60%     Class A: 1.16%      $399,347      $217,711         $77,002     $176,727      $189,19
Fund                                            Class B: 1.91%
                                                Class C: 1.91%
                                                Institutional
                                                Class: 0.91%(5)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TRANSFER     DISTRI-
   COMPANIES AND FUND  DATE OF LAST  MANAGEMENT    EXPENSE        MANAGEMENT  MANAGEMENT FEES ADMINISTRATIVE    AGENCY   BUTION FEES
                        SHAREHOLDER    FEES         LIMITS          FEES       WAIVED BY AND   SERVICE FEES  SERVICE FEES   PAID TO
                         APPROVAL                                  PAID TO     REIMBURSEMENTS     PAID TO    FEES PAID TO   RDI/SDI
                                                                 INVESTMENT   FROM INVESTMENT   INVESTMENT   INVESTMENT
                                                                   MANAGER        MANAGER         MANAGER      MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Rydex | SGI U.S.            [ ]       0.50%     Class A: 1.00%      $238,771      $185,745         $71,096     $218,266     $251,070
Intermediate Bond Fund                          Class B: 1.75%
                                                Class C:1.75%(6)
------------------------------------------------------------------------------------------------------------------------------------
SBL FUND(7)
------------------------------------------------------------------------------------------------------------------------------------
Series A (Equity            [ ]       0.75%            None       $1,891,460         None         $240,200      $25,295        None
Series)
------------------------------------------------------------------------------------------------------------------------------------
Series B (Large Cap         [ ]       0.65%            None       $2,422,416         None         $354,943      $25,307        None
Value Series)
------------------------------------------------------------------------------------------------------------------------------------
Series C (Money Market      [ ]       0.50%            None       $1,091,650         None         $217,809      $25,358        None
Series)
------------------------------------------------------------------------------------------------------------------------------------
Series D (Global            [ ]       1.00%            None       $4,167,035         None         $640,532      $25,328        None
Series)
------------------------------------------------------------------------------------------------------------------------------------
Series E (U.S.              [ ]       0.75%          0.81%(8)       $862,296      $172,461        $118,606      $25,288        None
Intermediate Bond
Series)
------------------------------------------------------------------------------------------------------------------------------------
Series H (Enhanced          [ ]       0.75%          1.00%(9)       $467,057      $155,686         $64,417      $25,176        None
Index Series)
------------------------------------------------------------------------------------------------------------------------------------
Series J (Mid Cap           [ ]       0.75%            None       $1,436,241         None         $182,985      $25,246        None
Growth Series)
------------------------------------------------------------------------------------------------------------------------------------
Series N (Managed Asset     [ ]       1.00%            None       $1,001,329         None         $314,352      $25,275        None
Allocation Series)
------------------------------------------------------------------------------------------------------------------------------------
Series O (All Cap Value     [ ]       0.70%          1.00%(10)    $2,178,000       $42,237        $229,153      $25,280        None
Series)
------------------------------------------------------------------------------------------------------------------------------------
Series P (High Yield        [ ]       0.75%            None         $716,980         None         $102,712      $25,201        None
Series)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TRANSFER     DISTRI-
   COMPANIES AND FUND  DATE OF LAST  MANAGEMENT    EXPENSE        MANAGEMENT  MANAGEMENT FEES ADMINISTRATIVE    AGENCY   BUTION FEES
                        SHAREHOLDER    FEES         LIMITS          FEES       WAIVED BY AND   SERVICE FEES  SERVICE FEES   PAID TO
                         APPROVAL                                  PAID TO     REIMBURSEMENTS     PAID TO    FEES PAID TO   RDI/SDI
                                                                 INVESTMENT   FROM INVESTMENT   INVESTMENT   INVESTMENT
                                                                   MANAGER        MANAGER         MANAGER      MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Series Q (Small Cap         [ ]       0.95%            None       $1,347,358         None         $135,559      $25,186        None
Value Series)
------------------------------------------------------------------------------------------------------------------------------------
Series V (Mid Cap Value     [ ]       0.75%            None       $2,444,876         None         $311,463      $25,199        None
Series)
------------------------------------------------------------------------------------------------------------------------------------
Series X (Small Cap         [ ]       0.85%            None         $486,393         None          $48,355      $25,194        None
Growth Series)
------------------------------------------------------------------------------------------------------------------------------------
Series Y (Select 25         [ ]       0.75%            None         $385,731         None          $49,079      $25,195        None
Series)
------------------------------------------------------------------------------------------------------------------------------------
Series Z (Alpha             [ ]       1.25%          2.35%(11)      $891,815         None          $72,776      $25,127        None
Opportunity Series)
------------------------------------------------------------------------------------------------------------------------------------

------------------

(1) The investment management agreement between Security Equity Fund, on behalf of its series, and Security Investors, LLC was made and entered into on January 27, 2000, amended and restated effective as of November 18, 2005, amended and restated as of February 8, 2008, amended and restated as of May 9, 2008, and amended as of August 15, 2008, November 24, 2008 and February 2, 2009.

(2) The investment management agreement between Security Large Cap Value Fund, on behalf of its series, and Security Investors, LLC was made and entered into on May 1, 2002, amended and restated effective as of February 1, 2004, amended and restated effective as of June 30, 2005, and amended and restated effective as of October 14, 2008.

(3) The investment management agreement between Security Mid Cap Growth Fund, on behalf of its series, and Security Investors, LLC was made and entered into on May 1, 2002 and amended and restated effective as of February 1, 2004.

(4) The investment management agreement between Security Income Fund, on behalf of its series, and Security Investors, LLC was made on November 1, 1999 and amended and restated effective as of October 13, 2008.

(5) Effective May 1, 2010. The Rydex | SGI High Yield Fund currently has in place expense limits of 1.10%, 1.85%, 1.85% and 0.85% for Class A, Class B, Class C, and Institutional Class, respectively. These expense limits will expire April 30, 2010.

(6) Effective May 1, 2010. The Rydex | SGI U.S. Intermediate Bond Fund currently has in place expense limits of 0.95%, 1.70% and 1.70% for Class A, Class B and Class C, respectively. These expense limits will expire April 30, 2010.

(7) The investment management agreement between SBL Fund, on behalf of its series, and Security Investors, LLC was made and entered into on January 27, 2000, amended and restated effective August 15, 2008, and amended as of November 24, 2008.

(8) Effective May 1, 2010. Series E (U.S. Intermediate Bond Series) currently has in place a fee waiver of 0.15% (reflecting the Investment Manager's waiver of a portion of its management fees under the Fund's investment management agreement). This fee waiver will expire April 30, 2010.

(9) Effective May 1, 2010. Series H (Enhanced Index Series) currently has in place a fee waiver of 0.25% (reflecting the Investment Manager's waiver of a portion of its management fees under the Fund's investment management agreement). This fee waiver will expire April 30, 2010.

(10) Effective May 1, 2010. Series O (All Cap Value Series) currently has in place an expense limit of 0.85%. This expense limit will expire April 30, 2010.

(11) Effective May 1, 2010. Series Z (Alpha Opportunity Series) currently has in place an expense limit of 1.70%. This expense limit will expire April 30, 2010.

                                   APPENDIX C

                         DIRECTORS/MANAGERS AND OFFICERS

MANAGER REPRESENTATIVE AND PRINCIPAL EXECUTIVE OFFICER OF SECURITY INVESTORS, LLC. The business address of the manager representative and principal executive officer is One Security Benefit Place, Topeka, Kansas 66636-0001.

----------------------------- ---------------------------- --------------------------------------------------
NAME                          POSITION HELD WITH           OTHER PRINCIPAL OCCUPATION/POSITION
                              SECURITY INVESTORS, LLC
----------------------------- ---------------------------- --------------------------------------------------
Richard M. Goldman            President and Manager        Senior Vice President, Security Benefit
                              Representative               Corporation; Director, First Security Benefit
                                                           Life Insurance and Annuity Company of New York;
                                                           President & Manager, Security Global Investors,
                                                           LLC; CEO, President, & Director, Rydex
                                                           Distributors, Inc.; President & CEO, Rydex
                                                           Holdings, LLC; CEO & Director, PADCO Advisors,
                                                           Inc.; CEO & Director, PADCO Advisors II, Inc.;
                                                           Director, Rydex Fund Services, Inc.
----------------------------- ---------------------------- --------------------------------------------------

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF SECURITY GLOBAL INVESTORS, LLC. The business address of the managers and principal executive officers is 801 Montgomery Street, 2nd Floor, San Francisco, California 94133.

----------------------------- ---------------------------- --------------------------------------------------
NAME                          POSITION HELD WITH           OTHER PRINCIPAL OCCUPATION/POSITION
                              SECURITY GLOBAL INVESTORS,
                              LLC
----------------------------- ---------------------------- --------------------------------------------------
Richard M. Goldman            President and Manager        Senior Vice President, Security Benefit
                                                           Corporation; Director, First Security Benefit
                                                           Life Insurance and Annuity Company of New York;
                                                           President and Manager Representative, Security
                                                           Investors, LLC; CEO, President, & Director,
                                                           Rydex Distributors, Inc.; President & CEO, Rydex
                                                           Holdings, LLC; CEO & Director, PADCO Advisors,
                                                           Inc.; CEO & Director, PADCO Advisors II, Inc.;
                                                           Director, Rydex Fund Services, Inc.
----------------------------- ---------------------------- --------------------------------------------------
Kris A. Robbins               Manager                      Chairman of the Board, President and Chief
                                                           Executive Officer, Security Benefit Corporation,
                                                           Security Benefit Life Insurance Company, First
                                                           Security Benefit Life Insurance and Annuity
                                                           Company of New York and Security Benefit Mutual
                                                           Holding Company.
----------------------------- ---------------------------- --------------------------------------------------

DIRECTORS/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH SECURITY INVESTORS, LLC AND SECURITY GLOBAL INVESTORS, LLC. The business address of each of the following persons is One Security Benefit Place, Topeka, Kansas 66636-0001.

----------------------------- ---------------------------- --------------------------------------------------
NAME                          POSITION HELD WITH THE       POSITION HELD WITH SECURITY INVESTORS, LLC AND
                              FUNDS                        SECURITY GLOBAL INVESTORS, LLC
----------------------------- ---------------------------- --------------------------------------------------
Richard M. Goldman            Director, President and      President and Manager Representative, Security
                              Chairman of the Board of     Investors, LLC; President & Manager, Security
                              each Company                 Global Investors, LLC
----------------------------- ---------------------------- --------------------------------------------------

----------------------------- ---------------------------- --------------------------------------------------
Brenda M. Harwood             Treasurer and Chief          Vice President and Chief Compliance Officer,
                              Compliance Officer           Security Investors, LLC; Chief Compliance
                                                           Officer, Security Global Investors, LLC
----------------------------- ---------------------------- --------------------------------------------------
Amy J. Lee                    Secretary and Vice           Secretary, Security Investors, LLC; Secretary,
                              President                    Security Global Investors, LLC
----------------------------- ---------------------------- --------------------------------------------------
Christopher L. Phalen         Vice President               Vice President, Security Investors, LLC; Vice
                                                           President, Security Global Investors, LLC
----------------------------- ---------------------------- --------------------------------------------------
Christopher D. Swickard       Assistant Secretary          Assistant Secretary, Security Investors, LLC
----------------------------- ---------------------------- --------------------------------------------------

                                  APPENDIX D-1

     ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED
                           BY SECURITY INVESTORS, LLC

Each of the tables below lists the names of other mutual funds advised by Security Investors, LLC (the "Investment Manager") with a similar investment objective as the Funds, and information concerning the Funds' and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Investment Manager for its services to the Funds and such other funds. The Investment Manager has agreed to reduce or waive its investment advisory fees for certain Funds as provided in Appendix B.

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective         OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
RYDEX | SGI LARGE CAP CORE FUND                        0.75%                             $197.03
(FORMERLY RYDEX | SGI EQUITY FUND)
--------------------------------------- ------------------------------------- -------------------------------
SERIES A (EQUITY SERIES)                               0.75%                             $186.01
--------------------------------------- ------------------------------------- -------------------------------

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective         OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
RYDEX | SGI ALPHA OPPORTUNITY FUND                     1.25%                              $14.65
--------------------------------------- ------------------------------------- -------------------------------
SERIES Z (ALPHA OPPORTUNITY SERIES)                    1.25%                              $22.63
--------------------------------------- ------------------------------------- -------------------------------

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective          OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
RYDEX | SGI GLOBAL FUND                                1.00%                             $112.39
--------------------------------------- ------------------------------------- -------------------------------
RYDEX | SGI GLOBAL INSTITUTIONAL FUND                  1.00%                              $4.54
--------------------------------------- ------------------------------------- -------------------------------
SERIES D (GLOBAL SERIES)                               1.00%                             $270.19
--------------------------------------- ------------------------------------- -------------------------------

-------------------------------------- -------------------------------------- -------------------------------
            NAME OF FUNDS                   ANNUAL COMPENSATION TO THE           NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
   Fund(s) with Similar Objective           OF AVERAGE DAILY NET ASSETS)
-------------------------------------- -------------------------------------- -------------------------------
RYDEX | SGI MID CAP VALUE FUND         1.00% for the first $200  million and            $1,108.51
                                       0.75% thereafter
-------------------------------------- -------------------------------------- -------------------------------
RYDEX | SGI MID CAP VALUE                              0.75%                             $353.92
INSTITUTIONAL FUND
-------------------------------------- -------------------------------------- -------------------------------
SERIES V (MID CAP VALUE SERIES)                        0.75%                             $304.49
-------------------------------------- -------------------------------------- -------------------------------

                                     D-1-1

---------------------------------------- ------------------------------------ -------------------------------
             NAME OF FUNDS                   ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                              INVESTMENT MANAGER (AS A
   Fund(s) with Similar Objective             PERCENTAGE OF AVERAGE
                                                 DAILY NET ASSETS)
---------------------------------------- ------------------------------------ -------------------------------
RYDEX | SGI SMALL CAP GROWTH FUND                       0.85%                             $14.60
---------------------------------------- ------------------------------------ -------------------------------
SERIES X (SMALL CAP GROWTH SERIES)                      0.85%                             $35.31
---------------------------------------- ------------------------------------ -------------------------------

---------------------------------------- ------------------------------------ -------------------------------
             NAME OF FUNDS                   ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                              INVESTMENT MANAGER (AS A
   Fund(s) with Similar Objective             PERCENTAGE OF AVERAGE
                                                 DAILY NET ASSETS)
---------------------------------------- ------------------------------------ -------------------------------
RYDEX | SGI SMALL CAP VALUE FUND                        1.00%                             $6.95
---------------------------------------- ------------------------------------ -------------------------------
SERIES Q (SMALL CAP VALUE SERIES)                       0.95%                            $125.25
---------------------------------------- ------------------------------------ -------------------------------

---------------------------------------- ------------------------------------ -------------------------------
             NAME OF FUNDS                   ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                              INVESTMENT MANAGER (AS A
   Fund(s) with Similar Objective             PERCENTAGE OF AVERAGE
                                                 DAILY NET ASSETS)
---------------------------------------- ------------------------------------ -------------------------------
RYDEX | SGI LARGE CAP CONCENTRATED                      0.75%                             $42.05
GROWTH FUND (FORMERLY RYDEX | SGI
SELECT 25 FUND)
---------------------------------------- ------------------------------------ -------------------------------
SERIES Y (SELECT 25 SERIES)                             0.75%                             $41.05
---------------------------------------- ------------------------------------ -------------------------------

---------------------------------------- ------------------------------------ -------------------------------
             NAME OF FUNDS                   ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                              INVESTMENT MANAGER (AS A
   Fund(s) with Similar Objective             PERCENTAGE OF AVERAGE
                                                 DAILY NET ASSETS)
---------------------------------------- ------------------------------------ -------------------------------
RYDEX | SGI ALL CAP VALUE FUND                          0.70%                             $2.22
---------------------------------------- ------------------------------------ -------------------------------
SERIES O (ALL CAP VALUE SERIES)                         0.70%                            $161.79
---------------------------------------- ------------------------------------ -------------------------------

---------------------------------------- ------------------------------------ -------------------------------
             NAME OF FUNDS                   ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                              INVESTMENT MANAGER (AS A
   Fund(s) with Similar Objective             PERCENTAGE OF AVERAGE
                                                 DAILY NET ASSETS)
---------------------------------------- ------------------------------------ -------------------------------
RYDEX | SGI LARGE CAP VALUE FUND                        0.65%                             $53.18
---------------------------------------- ------------------------------------ -------------------------------
RYDEX | SGI LARGE CAP VALUE                             0.65%                             $2.74
INSTITUTIONAL FUND
---------------------------------------- ------------------------------------ -------------------------------
SERIES B (LARGE CAP VALUE SERIES)                       0.65%                            $280.40
---------------------------------------- ------------------------------------ -------------------------------

                                     D-1-2

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective          OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
RYDEX | SGI MID CAP GROWTH FUND                        0.75%                              $80.90
--------------------------------------- ------------------------------------- -------------------------------
SERIES J (MID CAP GROWTH SERIES)                       0.75%                             $153.74
--------------------------------------- ------------------------------------- -------------------------------

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective          OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
RYDEX | SGI HIGH YIELD FUND                            0.60%                             $173.90
--------------------------------------- ------------------------------------- -------------------------------
SERIES P (HIGH YIELD SERIES)                           0.75%                             $139.16
--------------------------------------- ------------------------------------- -------------------------------

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective          OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
RYDEX | SGI U.S. INTERMEDIATE BOND                     0.50%                             $142.34
FUND
--------------------------------------- ------------------------------------- -------------------------------
SERIES E (U.S. INTERMEDIATE BOND                       0.75%                             $130.23
SERIES)
--------------------------------------- ------------------------------------- -------------------------------

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective          OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
SERIES C (MONEY MARKET SERIES)                         0.50%                               [ ]
--------------------------------------- ------------------------------------- -------------------------------
None                                                    N/A                                N/A
--------------------------------------- ------------------------------------- -------------------------------

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective          OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
SERIES H (ENHANCED INDEX SERIES)                       0.75%                               [ ]
--------------------------------------- ------------------------------------- -------------------------------
None                                                    N/A                                N/A
--------------------------------------- ------------------------------------- -------------------------------

--------------------------------------- ------------------------------------- -------------------------------
            NAME OF FUNDS                    ANNUAL COMPENSATION TO THE          NET ASSETS (IN MILLIONS)
                                        INVESTMENT MANAGER (AS A PERCENTAGE
    Fund(s) with Similar Objective          OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------------------------- -------------------------------
SERIES N (MANAGED ASSET ALLOCATION                     1.00%                               [ ]
SERIES)
--------------------------------------- ------------------------------------- -------------------------------
None                                                    N/A                                N/A
--------------------------------------- ------------------------------------- -------------------------------

                                     D-1-3

                                  APPENDIX D-2

   ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES SUB-ADVISED
                        BY SECURITY GLOBAL INVESTORS, LLC


Each of the tables below lists the names of other mutual funds advised or sub-advised by Security Global Investors, LLC (the "Sub-Adviser") with a similar investment objective as the Sub-Advised Funds, and information concerning the Sub-Advised Funds' and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Sub-Adviser for its services to the Funds and such other funds. The Sub-Adviser does not have any arrangement to reduce or waive its sub-advisory fees for the Funds.

------------------------------------------ ------------------------------------------- ----------------------
              NAME OF FUNDS                  ANNUAL COMPENSATION TO THE SUB-ADVISER       NET ASSETS (IN
                                             (AS A PERCENTAGE OF AVERAGE DAILY NET           MILLIONS)
     Fund(s) with Similar Objective A                        SSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI ALPHA OPPORTUNITY FUND                          1.45%(1)                          $14.65
------------------------------------------ ------------------------------------------- ----------------------
SERIES Z (ALPHA OPPORTUNITY SERIES)                         1.45%(1)                          $22.63
------------------------------------------ ------------------------------------------- ----------------------

------------------------------------------ ------------------------------------------- ----------------------
              NAME OF FUNDS                  ANNUAL COMPENSATION TO THE SUB-ADVISER       NET ASSETS (IN
                                                                                             MILLIONS)
     Fund(s) with Similar Objective
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI GLOBAL FUND                         0.35% on the first $300 million;              $112.39
                                              0.30% on the next $450 million; and
                                                      0.25% thereafter(2)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI GLOBAL INSTITUTIONAL FUND           0.35% on the first $300 million;               $4.54
                                              0.30% on the next $450 million; and
                                                      0.25% thereafter(2)
------------------------------------------ ------------------------------------------- ----------------------
SERIES D (GLOBAL SERIES)                        0.35% on the first $300 million;             $270.193
                                              0.30% on the next $450 million; and
                                                      0.25% thereafter(2)
------------------------------------------ ------------------------------------------- ----------------------
International Equity Fund, a series of                       0.40%                            $96.75*
American Independence Funds Trust
------------------------------------------ ------------------------------------------- ----------------------
Rydex | SGI Global 130/30 Strategy Fund,                     0.65%                            $14.06
a series of Rydex Series Funds
------------------------------------------ ------------------------------------------- ----------------------
Rydex | SGI Global Market Neutral Fund,                      0.80%                            $18.75
a series of Rydex Series Funds
------------------------------------------ ------------------------------------------- ----------------------

-----------------------
(1) These annual fees are stated as a percentage of a portion of the Fund's net assets managed by the Sub-Adviser. Another portion of the Fund's assets is managed by Mainstream Investment Advisers, LLC, which is not affiliated with the Fund.

(2) These annual fees are stated as a percentage of the combined average daily net assets of the portion of Rydex | SGI Global Fund, Rydex | SGI Global Institutional Fund and Series D (Global Series) managed by the Sub-Adviser.

*     As of October 31, 2009.

                                      D-2-1

                                   APPENDIX E

                         FORM OF SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the [ ] day of [ ] 2010 between Security Investors, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                              W I T N E S S E T H:

WHEREAS, SBL Fund and Security Equity Fund, Kansas corporations, are each registered with the Securities and Exchange Commission (the "Commission") as open-end management investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act");

WHEREAS, SBL Fund is authorized to issue shares of Series D ("Series D"), a separate series of SBL Fund and Security Equity Fund is authorized to issue shares of the Global Series ("Global Series") and Global Institutional Series ("Global Institutional Series"), each a separate series of Security Equity Fund (Series D, Global Series and Global Institutional Series are referred to herein individually as a "Fund" and collectively as the "Funds");

WHEREAS, each of the Funds has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

WHEREAS, the Advisory Agreements permit the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

WHEREAS, the Adviser desires to retain the Subadviser as subadviser to act as investment adviser for and to manage the Funds' respective Investments (as defined below) and the Subadviser desires to render such services.

NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

     1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the assets of the Funds, in each case subject to the supervision of the Adviser and the Board of Directors of such Fund and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for each Fund's Investments (as defined below).

     2. Duties of Subadviser.

          (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Directors to purchase, hold and sell investments for the account of the

     Funds (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Funds the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Funds, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

          (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the respective Fund's Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the respective Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for a Fund it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of such Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to such Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund or Funds involved and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the respective Fund's Board, providing such information as the number of aggregated trades to which a Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

          (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); provided, however, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

         The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

          (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records required by Subsections (b)(1), (5), (6),
     (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the respective Fund and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the respective Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

          (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or a Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the applicable Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of a Fund at the Fund's principal place of business on due notice to review the Investments of the Fund.

     The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for each Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

     During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of each Fund, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

     (f) Custody Arrangements. The Subadviser shall provide each Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

     (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with each Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of each Fund's Board and the Adviser, after receipt of such documents, from the relevant Fund, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

     In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Funds comply with all applicable statutes and regulations necessary to qualify each Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

     In carrying out its obligations under this Agreement, the Subadviser shall invest the assets of Series D in such a manner as to ensure that such investments comply with the diversification provisions of Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other enacted modifications to Section 817 or regulations thereunder. Subadviser shall notify the Adviser immediately upon having a reasonable basis for believing that Series D has ceased to comply and will take all reasonable steps to adequately diversify the assets of Series D, so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

     The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of each Fund, (ii) the By-Laws of each Fund, (iii) each Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the respective Fund's Board and the Adviser.

          (h) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by a Fund.

     3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

     4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fees set forth in Exhibit A to this Agreement.

     5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the appropriate Fund's Board.

     6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Funds as follows:

          (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

          (c) The Subadviser has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

          (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

          (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or
     (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

          (g) This Agreement is a valid and binding agreement of the Subadviser;

          (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     7. Non-Exclusivity. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

     8. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

     (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

     (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

     (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

     (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

     (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

     (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

     9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

     (a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, to either Fund, or any of either Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

     (b) Indemnification. The Subadviser shall indemnify the Adviser and the Funds, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, or the Funds, as a result of the Subadviser's willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and partners, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, or the Funds' willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

     11. Duration and Termination.

     (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those directors of SBL Fund and Security Equity Fund, as applicable, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by the Board of Directors of the applicable Fund. In addition to the foregoing, each renewal of this Agreement with respect to each Fund must be approved by the vote of a majority of the applicable Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the applicable Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

     (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

          (i) By vote of a majority of the Board of Directors of the applicable Fund, or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

          (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

          (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

          (iv) By the Subadviser upon 120 days written notice to the Adviser and the applicable Fund.

     This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

     12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to a Fund shall be approved by the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding voting securities of the applicable Fund.

     14. Notice. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                      (a)  If to the Subadviser:

                           Security Global Investors, LLC
                           2 Embarcadero Center, Suite 2350
                           San Francisco, CA 94111
                           Attention: John Boich, Vice President and Head of Global Equity
                           Facsimile: (415) 274-7702

                           With a copy to:

                           Security Benefit Corporation
                           One Security Benefit Place
                           Topeka, KS 66636
                           Attention: General Counsel
                           Facsimile: (785) 438-3080

                      (b)  If to the Adviser:

                           Security Investors, LLC
                           One Security Benefit Place
                           Topeka, KS 66636-0001
                           Attention: Richard Goldman, President
                           Facsimile: (785) 438-3080

                      (c)  If to SBL Fund:

                           SBL Fund
                           One Security Benefit Place

                           Topeka, Kansas 66636-0001
                           Attention: Amy J. Lee, Secretary
                           Facsimile: (785) 438-3080

                      (d)  If to Security Equity Fund:

                           Security Equity Fund
                           One Security Benefit Place
                           Topeka, Kansas 66636-0001
                           Attention: Amy J. Lee, Secretary
                           Facsimile: (785) 438-3080

     15. Governing Law; Jurisdiction. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

     16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

     17. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     19. Certain Definitions.

          (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

          (b) Miscellaneous. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order .

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                           Security Investors, LLC


                                           By:
                                                     ---------------------------
                                           Name:     Richard M.  Goldman
                                           Title:    President


                                           Attest:
                                                     ---------------------------
                                           Name:     Amy J. Lee
                                           Title:    Secretary


                                           Security Global Investors, LLC


                                           By:
                                                    ----------------------------
                                           Name:    Richard M.  Goldman
                                           Title:   President


                                           Attest:
                                                     ---------------------------
                                           Name:     Amy J. Lee
                                           Title:    Secretary

                                    EXHIBIT A

                                  Compensation

For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") as follows:

An annual rate of 0.35% of the combined average daily net assets of the Funds of $300 million or less; and

An annual rate of 0.30% of the combined average daily net assets of the Funds of more than $300 million but less than $750 million; and

An annual rate of 0.25% of the combined average daily net assets of the Funds of more than $750 million.

For purposes of calculating the compensation to be paid hereunder, the value of the net assets of a Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the then current prospectus for the applicable Fund.

The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the [ ] day of [ ], 2010 between Security Investors, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                              W I T N E S S E T H:

WHEREAS, SBL Fund and Security Equity Fund, Kansas corporations, are each registered with the Securities and Exchange Commission (the "Commission") as open-end management investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act");

WHEREAS, SBL Fund is authorized to issue shares of Series Z ("Series Z"), a separate series of SBL Fund and Security Equity Fund is authorized to issue shares of the Alpha Opportunity Series ("Alpha Opportunity Series"), a separate series of Security Equity Fund (Series Z, and the Alpha Opportunity Series are referred to herein individually as a "Fund" and collectively as the "Funds");

WHEREAS, each of the Funds has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

WHEREAS, the Advisory Agreements permit the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

WHEREAS, the Adviser desires to retain the Subadviser as subadviser to act as investment adviser for and to manage a portion of each Fund's respective Investments (as defined below) and the Subadviser desires to render such services.

NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

     1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the portion of the assets of the Funds as determined by the Adviser from time to time, in each case subject to the supervision of the Adviser and the Board of Directors of such Fund and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the portion of each Fund's Investments (as defined below) allocated to it by the Adviser.

     2.   Duties of Subadviser.

          (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Directors to purchase, hold and sell investments for the portion of the assets of the Funds allocated to the Subadviser by the Adviser (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Funds the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Funds, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

     The Subadviser acknowledges that each Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of a Fund, or an affiliated person of such other subadviser, concerning transactions for such Fund in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the discrete portion of each Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other subadviser as to any other portion of such Fund's portfolio concerning transactions for the Fund in securities or other assets.

          (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the respective Fund's Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the respective Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for a Fund it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of such Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to such Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund or Funds involved and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the respective Fund's Board, providing such information as the number of aggregated trades to which a

     Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

          (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); provided, however, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

     The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

          (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records required by Subsections (b)(1), (5), (6),
     (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the respective Fund and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the respective Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

          (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or a Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the applicable Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of a Fund at the Fund's principal place of business on due notice to review the Investments of the Fund.

     The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for each Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

     During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of each Fund, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

          (f) Custody Arrangements. The Subadviser shall provide each Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

          (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with each Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of each Fund's Board and the Adviser, after receipt of such documents, from the relevant Fund, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

     In carrying out its obligations under this Agreement, the Subadviser shall ensure that the portion of the Funds allocated to it complies with all applicable statutes and regulations necessary to qualify such portion of each Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that such portion of a Fund has ceased to so qualify or that it might not so qualify in the future.

     In carrying out its obligations under this Agreement, the Subadviser shall invest the portion of the assets of Series Z allocated to it by the Adviser in such a manner as to ensure that such portion complies with the diversification provisions of Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other enacted modifications to Section 817 or regulations thereunder Subadviser shall notify the Adviser immediately upon having a reasonable basis for believing that the portion of Series Z allocated to the Subadviser has ceased to comply and will take all reasonable steps to adequately diversify the assets of Series Z allocated to the Subadviser, so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

          (h) Information Concerning the Funds. The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of each Fund,
     (ii) the By-Laws of each Fund, (iii) each Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the respective Fund's Board and the Adviser.

          (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by a Fund.

     3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

     4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fee set forth in Exhibit A to this Agreement.

     5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the appropriate Fund's Board.

     6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Funds as follows:

          (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

          (c) The Subadviser has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

          (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

          (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

          (g) This Agreement is a valid and binding agreement of the Subadviser;

          (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (i) The Subadviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Funds in complying with the Funds' compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, to the extent applicable. The Subadviser understands that the Boards of Directors of the Funds are required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval; and

          (j) The Subadviser shall not divert any Fund's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Fund, any other series of Security Equity Fund or SBL Fund, or any other registered investment company.

     7. Non-Exclusivity. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

     8. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this

     Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

          (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

     9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, to either Fund, or any of either Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

          (b) Indemnification. The Subadviser shall indemnify the Adviser and the Funds, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, or the Funds, as a result of the Subadviser's willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and partners, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, or the Funds' willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

     11. Duration and Termination.

          (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those directors of SBL Fund and Security Equity Fund, as applicable, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by the Board of Directors of the applicable Fund or by the vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to each Fund must be approved by the vote of a majority of the applicable Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the applicable Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

          (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

               (i) By vote of a majority of the Board of Directors of the applicable Fund, or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

               (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

               (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

               (iv) By the Subadviser upon 120 days written notice to the Adviser and the applicable Fund.

     This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

     12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to a Fund shall be approved by the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding voting securities of the applicable Fund.

     14. Notice. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                      (a)  If to the Subadviser:

                           Security Global Investors, LLC
                           2 Embarcadero Center, Suite 2350
                           San Francisco, CA 94111
                           Attention: John Boich, Vice President and Head of Global Equity
                           Facsimile: (415) 274-7702

                           With a copy to:

                           Security Benefit Corporation
                           One Security Benefit Place
                           Topeka, KS 66636
                           Attention: General Counsel
                           Facsimile: (785) 438-3080

                      (b)  If to the Adviser:

                           Security Investors, LLC
                           One Security Benefit Place
                           Topeka, KS 66636-0001
                           Attention: Richard Goldman, President
                           Facsimile: (785) 438-3080

                      (c)  If to SBL Fund:

                           SBL Fund
                           One Security Benefit Place
                           Topeka, Kansas 66636-0001
                           Attention: Amy J. Lee, Secretary
                           Facsimile: (785) 438-3080

                      (d)  If to Security Equity Fund:

                           Security Equity Fund
                           One Security Benefit Place
                           Topeka, Kansas 66636-0001
                           Attention: Amy J. Lee, Secretary
                           Facsimile: (785) 438-3080

     15. Governing Law; Jurisdiction. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

     16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

     17. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     19. Certain Definitions.

          (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

          (b) Miscellaneous. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                            Security Investors, LLC


                                            By:
                                               ---------------------------------
                                            Name:    Richard M. Goldman
                                            Title:   President


                                            Attest:
                                                   -----------------------------
                                            Name:    Amy J. Lee
                                            Title:   Secretary

                                            Security Global Investors, LLC


                                            By:
                                               ---------------------------------
                                            Name:    Richard M. Goldman
                                            Title:   President


                                            Attest:
                                                   -----------------------------
                                            Name:    Amy J. Lee
                                            Title:   Secretary

                                    EXHIBIT A

                                  Compensation

For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 1.45% of that portion of each Fund's net assets that the Adviser has allocated to Subadviser for management ("Subadviser Assets").

For purposes of calculating the compensation to be paid hereunder, the Subadviser Assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of each Fund's shares as described in the then current prospectus for the applicable Fund.

The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) business days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                   APPENDIX F

         INFORMATION REGARDING THE SUB-ADVISORY AGREEMENTS AND FEES PAID
                               TO THE SUB-ADVISER

Security Global Investors, LLC (the "Sub-Adviser") currently serves as sub-adviser to Rydex | SGI Alpha Opportunity Fund, Rydex | SGI Global Fund and Rydex | SGI Global Institutional Fund, each a series of Security Equity Fund, and Series D (Global Series) and Series Z (Alpha Opportunity Series), each a series of SBL Fund (collectively, the "Funds"), pursuant to the investment sub-advisory agreements (collectively, the "Sub-Advisory Agreements") between Security Investors, LLC, the Funds' investment manager (the "Investment Manager"), and the Sub-Adviser. The table and its accompanying footnotes below provide the following information:

(i)      the date of each Sub-Advisory Agreement;

(ii) the date on which a Fund's shareholders last approved the Fund's Sub-Advisory Agreement;

(iii) the annual rate of sub-advisory fees paid by the Investment Manager to the Sub-Adviser for the Sub-Adviser's sub-advisory services to a Fund; and

(iv) the aggregate amount of advisory fees paid by the Investment Manager to the Sub-Adviser for the Sub-Adviser's sub-advisory services to a Fund during the Fund's fiscal year ended September 30, 2009 for series of Security Equity Fund and December 31, 2008 for series of SBL Fund.

------------------------------------------------------------------------------------------------------------------------------------
             COMPANIES AND FUNDS                DATE OF        DATE OF LAST            SUB-ADVISORY FEES           SUB-ADVISORY FEES
                                              SUB-ADVISORY     SHAREHOLDER                                             PAID TO
                                               AGREEMENT        APPROVAL                                              SUB-ADVISER
------------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  Rydex | SGI Alpha Opportunity Fund      August 15, 2008         [ ]                      1.45%(1)                    $224,704
------------------------------------------------------------------------------------------------------------------------------------
  Rydex | SGI Global Fund                 February 8, 2008        [ ]          0.35% on the first $300 million;        $325,729
                                                                              0.30% on the next $450 million; and
                                                                                      0.25% thereafter(2)
------------------------------------------------------------------------------------------------------------------------------------
  Rydex | SGI Global Institutional Fund   [ ]                     [ ]          0.35% on the first $300 million;        $19,912
                                                                              0.30% on the next $450 million; and
                                                                                       0.25% thereafter(2)
------------------------------------------------------------------------------------------------------------------------------------
SBL FUND
------------------------------------------------------------------------------------------------------------------------------------
  Series D (Global Series)                February 8, 2008        [ ]          0.35% on the first $300 million;        $1,085,801
                                                                              0.30% on the next $450 million; and
                                                                                       0.25% thereafter(2)
------------------------------------------------------------------------------------------------------------------------------------
  Series Z (Alpha Opportunity Series)     August 15, 2008         [ ]                      1.45%(1)                    $724,559
------------------------------------------------------------------------------------------------------------------------------------

-----------------
(1) These annual fees are stated as a percentage of a portion of the Fund's net assets managed by the Sub-Adviser. Another portion of the Fund's assets is managed by Mainstream Investment Advisers, LLC, which is not affiliated with the Fund.

(2) These annual fees are stated as a percentage of the combined average daily net assets of Rydex | SGI Global Fund, Rydex | SGI Global Institutional Fund and Series D (Global Series) managed by the Sub-Adviser.

                                   APPENDIX G

                               OUTSTANDING SHARES

[As of February 24, 2010, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:]

SECURITY EQUITY FUND

----------------------------------- -----------------------------------------------------------------------------
              FUNDS                                              SHARES OUTSTANDING
----------------------------------- -----------------------------------------------------------------------------
                                      CLASS A       CLASS B       CLASS C      INSTITUTIONAL         TOTAL
                                                                                   CLASS
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI All Cap Value Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Alpha Opportunity Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Global Fund                                                             N/A
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Global Institutional        N/A           N/A           N/A
Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Large Cap
Concentrated Growth Fund
(formerly Rydex | SGI Select 25
Fund)
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Large Cap Core Fund
(formerly Rydex | SGI Equity Fund)
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Mid Cap Value Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Mid Cap Value               N/A           N/A           N/A
Institutional Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Small Cap Growth Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Small Cap Value Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------


SECURITY LARGE CAP VALUE FUND

----------------------------------- -----------------------------------------------------------------------------
              FUNDS                                              SHARES OUTSTANDING
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
                                      CLASS A       CLASS B       CLASS C      INSTITUTIONAL         TOTAL
                                                                                   CLASS
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Large Cap Value Fund                                                    N/A
----------------------------------- ------------- ------------- ------------- ---------------- ------------------

----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI Large Cap Value             N/A           N/A           N/A
Institutional Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------

SECURITY MID CAP GROWTH FUND

----------------------------------- ------------------------------------------------------------
              FUNDS                                     SHARES OUTSTANDING
----------------------------------- ------------------------------------------------------------
                                      CLASS A       CLASS B       CLASS C           TOTAL
----------------------------------- ------------- ------------- ------------- ------------------
Rydex | SGI Mid Cap Growth Fund
----------------------------------- ------------- ------------- ------------- ------------------

SECURITY INCOME FUND

----------------------------------- -----------------------------------------------------------------------------
              FUNDS                                              SHARES OUTSTANDING
----------------------------------- -----------------------------------------------------------------------------
                                      CLASS A       CLASS B       CLASS C      INSTITUTIONAL         TOTAL
                                                                                   CLASS
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI High Yield Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------
Rydex | SGI U.S. Intermediate
Bond Fund
----------------------------------- ------------- ------------- ------------- ---------------- ------------------

SBL FUND

------------------------------------------------ ---------------
                     FUNDS                           SHARES
                                                   OUTSTANDING
                                                 ---------------
                                                      TOTAL
------------------------------------------------ ---------------
Series A (Equity Series)
------------------------------------------------ ---------------
Series B (Large Cap Value Series)
------------------------------------------------ ---------------
Series C (Money Market Series)
------------------------------------------------ ---------------
Series D (Global Series)
------------------------------------------------ ---------------
Series E (U.S. Intermediate Bond Series)
------------------------------------------------ ---------------
Series H (Enhanced Index Series)
------------------------------------------------ ---------------
Series J (Mid Cap Growth Series)
------------------------------------------------ ---------------
Series N (Managed Asset Allocation Series)
------------------------------------------------ ---------------
Series O (All Cap Value Series)
------------------------------------------------ ---------------
Series P (High Yield Series)
------------------------------------------------ ---------------
Series Q (Small Cap Value Series)
------------------------------------------------ ---------------
Series V (Mid Cap Value Series)
------------------------------------------------ ---------------

Series X (Small Cap Growth Series)
------------------------------------------------ ---------------
Series Y (Select 25 Series)
------------------------------------------------ ---------------
Series Z (Alpha Opportunity Series)
------------------------------------------------ ---------------

                                   APPENDIX H

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND

[As of February 24, 2010, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more of a class of each Fund's outstanding securities:]

RYDEX | SGI ALL CAP VALUE FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------
Institutional Class
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI ALPHA OPPORTUNITY FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------
Institutional Class
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI GLOBAL FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI GLOBAL INSTITUTIONAL FUND (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Global
Institutional Fund
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI LARGE CAP CONCENTRATED GROWTH FUND (FORMERLY RYDEX | SGI SELECT 25 FUND)

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI LARGE CAP CORE FUND (FORMERLY RYDEX | SGI EQUITY FUND)

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI MID CAP VALUE FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI MID CAP VALUE INSTITUTIONAL FUND (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Mid Cap Value
Institutional Fund
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI SMALL CAP GROWTH FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI SMALL CAP VALUE FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------
Institutional Class
---------------------------- -------------------------- -------------------------- --------------------------


RYDEX | SGI LARGE CAP VALUE FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI LARGE CAP VALUE INSTITUTIONAL FUND (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Large Cap
Value Institutional Fund
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI MID CAP GROWTH FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI HIGH YIELD FUND

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------
Institutional Class
---------------------------- -------------------------- -------------------------- --------------------------

RYDEX | SGI U.S. INTERMEDIATE BOND FUNDS

---------------------------- -------------------------- -------------------------- --------------------------
    TITLE OF THE CLASS        NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Class A
---------------------------- -------------------------- -------------------------- --------------------------
Class B
---------------------------- -------------------------- -------------------------- --------------------------
Class C
---------------------------- -------------------------- -------------------------- --------------------------

SERIES A (EQUITY SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series A
---------------------------- -------------------------- -------------------------- --------------------------

SERIES B (LARGE CAP VALUE SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series B
---------------------------- -------------------------- -------------------------- --------------------------

SERIES C (MONEY MARKET SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series C
---------------------------- -------------------------- -------------------------- --------------------------

SERIES D (GLOBAL SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series D
---------------------------- -------------------------- -------------------------- --------------------------

SERIES E (U.S. INTERMEDIATE BOND SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series E
---------------------------- -------------------------- -------------------------- --------------------------

SERIES H (ENHANCED INDEX SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series H
---------------------------- -------------------------- -------------------------- --------------------------

SERIES J (MID CAP GROWTH SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series J
---------------------------- -------------------------- -------------------------- --------------------------

SERIES N (MANAGED ASSET ALLOCATION SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series N
---------------------------- -------------------------- -------------------------- --------------------------


SERIES O (ALL CAP VALUE SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series O
---------------------------- -------------------------- -------------------------- --------------------------

SERIES P (HIGH YIELD SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series P
---------------------------- -------------------------- -------------------------- --------------------------

SERIES Q (SMALL CAP VALUE SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series Q
---------------------------- -------------------------- -------------------------- --------------------------

SERIES V (MID CAP VALUE SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series V
---------------------------- -------------------------- -------------------------- --------------------------

SERIES X (SMALL CAP GROWTH SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series X
---------------------------- -------------------------- -------------------------- --------------------------

SERIES Y (SELECT 25 SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series Y
---------------------------- -------------------------- -------------------------- --------------------------

SERIES Z (ALPHA OPPORTUNITY SERIES) (A single-class fund)

---------------------------- -------------------------- -------------------------- --------------------------
     NAME OF THE FUND         NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE FUND
                                 BENEFICIAL OWNER
---------------------------- -------------------------- -------------------------- --------------------------
Series Z
---------------------------- -------------------------- -------------------------- --------------------------

                              [FORM OF PROXY CARD]
                             [FUND NAME PRINTS HERE]
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800 -888-2461

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 2010

The undersigned hereby appoint(s) [Amy J. Lee and Brenda M. Harwood], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the executive offices of Security Investors, LLC at One Security Benefit Place, Topeka, Kansas 66636 on April 23, 2010 at 1:00 p.m. Central Time, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                            v FOLD AND DETACH HERE v

.................................................................................

                      [FUND NAME PRINTS HERE] (THE "FUND")

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2010

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "X" in the appropriate boxes below:

1. To approve a new investment management agreement between the Fund and Security Investors, LLC.

                  FOR                    AGAINST                ABSTAIN

                  | |                      | |                    | |

2. To approve a new investment sub-advisory agreement between Security Investors, LLC and Security Global Investors, LLC for Rydex | SGI Alpha Opportunity Fund, Rydex | SGI Global Fund, Rydex | SGI Global Institutional Fund, Series D (Global Series) and Series Z (Alpha Opportunity Series).

                  FOR                    AGAINST                ABSTAIN

                  | |                      | |                    | |

                                               PLEASE VOTE BY CHECKING THE   |X|
                                                 APPROPRIATE BOX AS IN THIS
                                                 EXAMPLE

Signature: _______________________   Signature (if held jointly): ______________

Date: ____________________________   Date: _____________________________________


This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

Online       1. Click on www.proxyonline.com.

             2. Enter the 12 digit control number.

             3. Follow the instructions on the Web site.

             4. Once you have voted, you do not need to mail your proxy card.

By Phone     1. Call toll-free [1-________].

             2. Enter the 12 digit control number.

             3. Follow the recorded instructions.

             4. Once you have voted, you do not need to mail your proxy card

By Mail      Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person    The Shareholder Meeting will take place on April 23, 2010 at
               1:00 p.m., Central Time, at the offices of Security Investors, LLC, located at One Security Benefit Place, Topeka, Kansas 66636.


                            v FOLD AND DETACH HERE v

--------------------------------------------------------------------------------

                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposals included in the package. Should you have any questions, we encourage you to call [1-_______] toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from [INSERT PROXY SOLICITOR] may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY